PARTICIPATION AGREEMENT

     THIS AGREEMENT is made this day of , 1998, by and among The Alger American Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, Business Men's Assurance Company of America, a life insurance company organized as a corporation under the laws of the State of Missouri, (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth in Schedule A, as may be amended from time to time (the "Accounts"), and Fred Alger and Company, Incorporated, a Delaware corporation, the Trust's distributor (the "Distributor").

     WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has an effective registration statement relating to the offer and sale of the various series of its shares under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the Trust and the Distributor desire that Trust shares be used as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by life insurance companies which have entered into fund participation agreements with the Trust (the "Participating Insurance Companies");

     WHEREAS, shares of beneficial interest in the Trust are divided into the following series which are available for purchase by the Company for the
Accounts: Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, Alger American Income & Growth Portfolio, Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio, and Alger American Leveraged AllCap Portfolio;

     WHEREAS, the Trust has received an order from the Commission, dated February 17, 1989 (File No. 812-7076), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and
6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the "Shared Funding Exemptive Order");

     WHEREAS, the Company has registered or will register under the 1933 Act certain variable life insurance policies and variable annuity contracts to be issued by the Company under which the Portfolios are to be made available as investment vehicles (the "Contracts");

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act unless an exemption from registration under the 1940 Act is available and the Trust has been so advised;

     WHEREAS, the Company desires to use shares of one or more Portfolios as investment vehicles for the Accounts;

     NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:

                                   ARTICLE I.

                PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

1.1. For purposes of this Article I, the Company shall be the Trust's agent for the receipt from each account of purchase orders and requests for redemption pursuant to the Contracts relating to each Portfolio, provided that the Company notifies the Trust of such purchase orders and requests for redemption by 9:30 a.m. Eastern time on the next following Business Day, as defined in Section 1.3.

1.2. The Trust shall make shares of the Portfolios available to the Accounts at the net asset value next computed after receipt of a purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio purchase procedures. The Company will transmit orders from time to time to the Trust for the purchase and redemption of shares of the Portfolios. The Trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Portfolio.

1.3. The Company shall pay for the purchase of shares of a Portfolio on behalf of an Account with federal funds to be transmitted by wire to the Trust, with the reasonable expectation of receipt by the Trust by 2:00 p.m. Eastern time on the next Business Day after the Trust (or its agent) receives the purchase order. Upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust for this purpose. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Commission.

1.4. The  Trust  will  redeem  for  cash any full or  fractional  shares  of any
     Portfolio, when requested by the Company on behalf of an Account, at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio redemption procedures. The Trust shall make payment for such shares in the manner established from time to time by the Trust. Proceeds of redemption with respect to a Portfolio will normally be paid to the Company for an Account in federal funds transmitted by wire to the Company by order of the Trust with the reasonable expectation of receipt by the Company by 2:00 p.m. Eastern time on the next Business Day after the receipt by the Trust (or its agent) of the request for redemption. Such payment may be delayed if, for example, the Portfolio's cash position so requires or if extraordinary market conditions exist, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. The Trust reserves the right to suspend the right of redemption, consistent with
     Section 22(e) of the 1940 Act and any rules thereunder.

1.5. Payments for the purchase of shares of the Trust's Portfolios by the Company under Section 1.3 and payments for the redemption of shares of the Trust's Portfolios under Section 1.4 on any Business Day may be netted against one another for the purpose of determining the amount of any wire transfer.

1.6. Issuance and transfer of the Trust's Portfolio shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. Portfolio Shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

1.7. The Trust shall furnish, on or before the ex-dividend date, notice to the Company of any income dividends or capital gain distributions payable on the shares of any Portfolio of the Trust. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of that Portfolio. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.8. The Trust shall calculate the net asset value of each Portfolio on each Business Day, as defined in Section 1.3. The Trust shall make the net asset value per share for each Portfolio available to the Company or its designated agent on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available to the Company by 6:30 p.m. Eastern time each Business Day.

1.9. The Trust agrees that its Portfolio shares will be sold only to Participating Insurance Companies and their segregated asset accounts, to the Fund Sponsor or its affiliates and to such other entities as may be permitted by Section 817(h) of the Code, the regulations hereunder, or judicial or administrative interpretations thereof. No shares of any Portfolio will be sold directly to the general public. The Company agrees that it will use Trust shares only for the purposes of funding the Contracts through the Accounts listed in Schedule A, as amended from time to time.

1.10.The Trust agrees that all Participating  Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding materially to those contained in
     Section 2.9 and Article IV of this Agreement.

                                   ARTICLE II.

                           OBLIGATIONS OF THE PARTIES

2.1. The Trust shall prepare and be responsible for filing with the Commission and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. The Trust shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

2.2. The Company shall distribute such prospectuses, proxy statements and periodic reports of the Trust to the Contract owners as required to be distributed to such Contract owners under applicable federal or state law.

2.3. The Trust shall provide such documentation (including a final copy of the Trust's prospectus as set in type or in camera-ready copy) and other assistance as is reasonably necessary in order for the Company to print together in one document the current prospectus for the Contracts issued by the Company and the current prospectus for the Trust. The Trust shall bear the expense of printing copies of its current prospectus that will be distributed to existing Contract owners, and the Company shall bear the expense of printing copies of the Trust's prospectus that are used in connection with offering the Contracts issued by the Company.

2.4. The Trust and the Distributor shall provide (1) at the Trust's expense, one copy of the Trust's current Statement of Additional Information ("SAI") to the Company and to any Contract owner who requests such SAI, (2) at the Company's expense, such additional copies of the Trust's current SAI as the Company shall reasonably request and that the Company shall require in accordance with applicable law in connection with offering the Contracts issued by the Company.

2.5. The Trust, at its expense, shall provide the Company with copies of its proxy material, periodic reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for purposes of distributing to Contract owners. The Trust, at the Company's expense, shall provide the Company with copies of its periodic reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably request for use in connection with offering the Contracts issued by the Company. If requested by the Company in lieu thereof, the Trust shall provide such documentation (including a final copy of the Trust's proxy materials, periodic reports to shareholders and other communications to shareholders, as set in type or in camera-ready copy) and other assistance as reasonably necessary in order for the Company to print such shareholder communications for distribution to Contract owners.

2.6. The Company agrees and acknowledges that the Distributor is the sole owner of the name and mark "Alger" and that all use of any designation comprised in whole or part of such name or mark under this Agreement shall inure to the benefit of the Distributor. Except as provided in Section 2.5, the Company shall not use any such name or mark on its own behalf or on behalf of the Accounts or Contracts in any registration statement, advertisement, sales literature or other materials relating to the Accounts or Contracts without the prior written consent of the Distributor. Upon termination of this Agreement for any reason, the Company shall cease all use of any such name or mark as soon as reasonably practicable.

2.7. The Company shall furnish, or cause to be furnished, to the Trust or its designee a copy of each Contract prospectus and/or statement of additional information describing the Contracts, each report to Contract owners, proxy statement, application for exemption or request for no-action letter in which the Trust or the Distributor is named contemporaneously with the filing of such document with the Commission. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee each piece of sales literature or other promotional material in which the Trust or the Distributor is named, at least five Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within three Business Days after receipt of such material.

2.8. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or the Distributor in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the prior written permission of the Trust, the Distributor or their respective designees. The Trust and the Distributor agree to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that "broker only" materials including information therein about the Trust or the Distributor are not distributed to existing or prospective Contract owners.

2.9. The Trust shall use its best efforts to provide the Company, on a timely basis, with such information about the Trust, the Portfolios and the Distributor, in such form as the Company may reasonably require, as the Company shall reasonably request in connection with the preparation of registration statements, prospectuses and annual and semi-annual reports pertaining to the Contracts.

2.10.The Trust and the Distributor shall not give, and agree that no affiliate of either of them shall give, any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Contracts (as such registration statement and prospectus may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the prior written permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

2.11.So long as, and to the extent that, the Commission interprets the 1940 Act to require pass- through voting privileges for Contract owners, the Company will provide pass-through voting privileges to Contract owners whose cash values are invested, through the registered Accounts, in shares of one or more Portfolios of the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each registered Account, the Company will vote shares of each Portfolio of the Trust held by a registered Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contacts without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion. The Company reserves the right, to the extent permitted by law, to vote shares held in any Account in its sole discretion.

2.12.The Company and the Trust will each provide to the other information about the results of any regulatory examination relating to the Contracts or the Trust, including relevant portions of any "deficiency letter" and any response thereto.

2.13.No  compensation  shall  be paid by the  Trust  to the  Company,  or by the
     Company to the Trust, under this Agreement (except for specified expense reimbursements). However, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust, the Accounts or both.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

3.1. The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of Missouri and that it has legally and validly established each Account as a segregated asset account under such law as of the date set forth in Schedule A, and that Jones & Babson, Inc. and Conseco Equity Sales, Inc., the co-principal underwriters for the Contracts, are registered as broker-dealers under the Securities Exchange Act of 1934 and are members in good standing of the National Association of Securities Dealers, Inc.

3.2. The Company represents and warrants that it has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act and cause each Account to remain so registered to serve as a segregated asset account for the Contracts, unless an exemption from registration is available.

3.3. The Company represents and warrants that the Contracts will be registered under the 1933 Act unless an exemption from registration is available prior to any issuance or sale of the Contracts; the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance law suitability requirements.

3.4. The Trust represents and warrants that it is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and the rules and regulations thereunder.


3.5. The Trust and the Distributor represent and warrant that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and sold in accordance with all applicable federal and state laws, and the Trust shall be registered under the 1940 Act prior to and at the time of any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

3.6. The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the Company immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

3.7. The Trust represents and warrants that it is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify the Company immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

3.8. The Trust represents and warrants that it, its directors, officers, employees and others dealing with the money or securities, or both, of a Portfolio shall at all times be covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimum coverage required by Rule 17g-1 or other applicable regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

3.9. The Distributor represents that it is duly organized and validly existing under the laws of the State of Delaware and that it is registered, and will remain registered, during the term of this Agreement, as a broker-dealer under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc.

                                   ARTICLE IV.

                               POTENTIAL CONFLICTS

4.1. The parties acknowledge that a Portfolio's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform the Company of any determination by the Trustees that a material irreconcilable conflict exists and of the implications thereof.

4.2. The Company agrees to report promptly any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order by providing the Trustees with all information reasonably necessary for and requested by the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions. All communications from the Company to the Trustees may be made in care of the Trust.

4.3. If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its own expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include:
     (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

4.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six
     (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that the Trust has determined that such decision has created a material irreconcilable conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.6. For purposes of Section 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Trust be required to establish a new funding medium for any Contract. The Company shall not be required to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

4.7. The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Trustees.

4.8. If and to the extent that Rule 6e-3(T) is amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-3(T), as amended, or Rule 6e-3, as adopted, to the extent such rules are applicable.

                                   ARTICLE V.

                                 INDEMNIFICATION

5.1. Indemnification By the Company. The Company agrees to indemnify and hold harmless the Distributor, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

     (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement or prospectus for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this
          Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

     (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2(a)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

     (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2(a) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

     (d) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

     (f) arise out of or result from the provision by the Company to the Trust of insufficient or incorrect information regarding the purchase or sale of shares of any Portfolio, or the failure of the Company to provide such information on a timely basis.

5.2. Indemnification by the Distributor. The Distributor agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for the purposes of this Section 5.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

     (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Trust (or any amendment or supplement thereto) (collectively, "Trust Documents" for the purposes of this
          Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Distributor or the Trust by or on behalf of the Company for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust shares and; or

     (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived form Company Documents) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or acquisition of the Contracts or Portfolio shares; or

         (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Company by or on behalf of the Trust; or

         (d) arise out of or result from any failure by the Distributor or the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

         (e) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor or the Trust.

5.3. None of the Company, the Trust or the Distributor shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any Losses incurred or assessed against an Indemnified Party that arise from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

5.4. None of the Company, the Trust or the Distributor shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any claim made against an Indemnified party unless such Indemnified Party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim shall have been served upon or otherwise received by such Indemnified Party (or after such Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the Indemnified Party in the absence of Sections 5.1 and 5.2.

5.5. In case any such action is brought against an Indemnified Party, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the Indemnified Party of an election to assume such defense, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                                   ARTICLE VI.

                                   TERMINATION

6.1. This Agreement shall terminate:

     (a) at the option of any party upon 60 days advance written notice to the other parties, unless a shorter time is agreed to by the parties;

     (b) at the option of the Trust or the Distributor if the Contracts issued by the Company cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code or if the Contracts are not registered, issued or sold in accordance with applicable state and/or federal law; or

     (C) at the option of any party upon a determination by a majority of the Trustees of the Trust, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists; or

     (d) at the option of the Company upon institution of formal proceedings against the Trust or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or the Distributor's duties under this Agreement or related to the sale of Trust shares or the operation of the Trust; or

     (e) at the option of the Company if the Trust or a Portfolio fails to meet the diversification requirements specified in Section 3.6 hereof; or.

     (f)  at  the  option  of the  Company  if  shares  of the  Series  are  not reasonably available to meet the requirements of the Variable Contracts issued by the Company, as determined by the Company, and upon prompt notice by the Company to the other parties; or

     (g) at the option of the Company in the event any of the shares of the Portfolio are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment media of the Variable Contracts issued or to be issued by the Company; or

     (h) at the option of the Company, if the Portfolio fails to qualify as a Regulated Investment Company under Subchapter M of the Code; or


     (i) at the option of the Distributor if it shall determine in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity.

6.2. Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement.

6.3. The provisions of Article V shall survive the termination of this Agreement, and the provisions of Article IV and Section 2.9 shall survive the termination of this Agreement as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.2.

                                  ARTICLE VII.

                                     NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                  If to the Trust or its Distributor:

                  Fred Alger Management, Inc.
                  30 Montgomery Street
                  Jersey City, NJ 07302
                  Attn:  Gregory S. Duch

                  If to the Company:

                  Business Men's Assurance Company of America
                  700 Karnes Blvd.
                  Kansas City, MO 64108

                  Attn.:




                                  ARTICLE VIII.

                                  MISCELLANEOUS

8.1. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

8.2. This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

8.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

8.4. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of ________. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the Commission granting exemptive relief therefrom and the conditions of such orders. Copies of any such orders shall be promptly forwarded by the Trust to the Company.

8.5. All liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

8.6. Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

8.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

8.8. This Agreement shall not be exclusive in any respect.

8.9. Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

8.10.No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

8.11.Each party hereto shall, except as required by law or otherwise permitted by this Agreement, treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto, and shall not disclose such confidential information without the written consent of the affected party unless such information has become publicly available.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.

                                Fred Alger and Company, Incorporated

                                By:
                                -----------------------

                                Name:

                                Title:

                                The Alger American Fund

                                By:
                                -----------------------

                                Name:

                                Title:

                                Business Men's Assurance Company of America

                                By:
                                ------------------------
                                Name:
                                Title:




                                   SCHEDULE A

                            SEGREGATED ASSET ACCOUNTS



                         PARTICIPATION AGREEMENT PRIVATE

                                      Among

                       BERGER INSTITUTIONAL PRODUCTS TRUST

                               BBOI WORLDWIDE LLC

                                       and

                    BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA


     THIS AGREEMENT, made and entered into this day of , 1998 by and among BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA, (hereinafter the "Insurance Company"), a Missouri corporation, on its own behalf and on behalf of each segregated asset account of the Insurance Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), BERGER INSTITUTIONAL PRODUCTS TRUST, a Delaware business trust (the "Trust") and BBOI WORLDWIDE LLC, a Delaware limited liability company ("BBOI Worldwide").

     WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for variable annuity and life insurance contracts to be offered by separate accounts of insurance companies which have entered into participation agreements substantially identical to this Agreement ("Participating Insurance Companies") and for qualified retirement and pension plans ("Qualified Plans"); and

     WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and

     WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission (the "Commission"), dated April 24, 1996 (File No. 812-9852), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by Qualified Plans and by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another (the "Mixed and Shared Funding Exemptive Order"); and

     WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and the offering of its shares is registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, BBOI Worldwide is duly registered as an investment adviser under the Investment Advisers Act of 1940 and any applicable state securities law; and

     WHEREAS, the Insurance Company has registered under the 1933 Act, or will register under the 1933 Act, certain variable annuity or variable life insurance contracts identified by the form number(s) listed on Schedule B to this Agreement, as amended from time to time hereafter by mutual written agreement of all the parties hereto (the "Contracts"); and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the board of directors of the Insurance Company on the date shown for that Account on Schedule A hereto, to set aside and invest assets attributable to the Contracts; and

     WHEREAS, the Insurance Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS,  to  the  extent  permitted  by  applicable   insurance  laws  and
regulations, the Insurance Company intends to purchase shares in the Funds at net asset value on behalf of each Account to fund the Contracts;

     NOW, THEREFORE, in consideration of their mutual promises, the Insurance Company, the Trust and BBOI Worldwide agree as follows:

ARTICLE I. Sale of Trust Shares

     1.1. The Trust agrees to sell to the Insurance Company those shares of the Trust which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 1.1, the Insurance Company shall be the designee of the Trust for receipt of such orders from the Accounts and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 7:00 a.m., Mountain Time, on the next following Business Day. In this Agreement, "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Commission.

     1.2. The Trust agrees to make its shares available for purchase at the applicable net asset value per share by the Insurance Company and its Accounts on those days on which the Trust calculates its Funds' net asset values pursuant to rules of the Commission and the Trust shall use reasonable efforts to calculate its Funds' net asset values on each day on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the trustees of the Trust may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the trustees of the Trust acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of that Fund.

     1.3. The Trust agrees that shares of the Trust will be sold only to Accounts of Participating Insurance Companies and to Qualified Plans. No shares of any Fund will be sold to the general public.

     1.4. The Trust will not sell its shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Sections 2.4, 3.4, 3.5, and Sections 7.1 - 7.7 of this Agreement is in effect to govern such sales.

     1.5. The Trust agrees to redeem, on the Insurance Company's request, any full or fractional shares of the Trust held by the Account, executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. However, if one or more Funds has determined to settle redemption transactions for all of its shareholders on a delayed basis (more than one business day, but in no event more than three Business Days, after the date on which the redemption order is received, unless otherwise permitted by an order of the Commission under Section 22(e) of the 1940 Act), the Trust shall be permitted to delay sending redemption proceeds to the Insurance Company by the same number of days that the Trust is delaying sending redemption proceeds to the other shareholders of the Fund. For purposes of this Section 1.5, the Insurance Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by that designee shall constitute receipt by the Trust; provided that the Trust receives notice of the request for redemption by 7:00 a.m., Mountain Time, on the next following Business Day.

     1.6. The Insurance Company agrees to purchase and redeem the shares of each Fund offered by the then-current prospectus of the Trust in accordance with the provisions of that prospectus. The Insurance Company agrees that all net amounts available under the Contracts shall be invested in the Trust, or in the Insurance Company's general account, provided that such amounts may also be invested in an investment company other than the Trust if (a) the other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of any Fund of the Trust in which the Account may invest; or (b) the other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Insurance Company so informs the Trust and BBOI Worldwide prior to their signing this Agreement; or (c) the Trust and BBOI Worldwide consent in advance in writing to the use of the other investment company.

     1.7. The Insurance Company shall pay for Trust shares by 1:00 p.m., Mountain Time, on the next Business Day after an order to purchase Trust shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For the purpose of Sections 2.9 and 2.10, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Insurance Company and shall become the responsibility of the Trust. Payment of net redemption proceeds (aggregate redemptions of a Fund's shares by an Account minus aggregate purchases of that Fund's shares by that Account) of less than $1 million for a given Business Day will be made by wiring federal funds to the Insurance Company on the next Business Day after receipt of the redemption request. Payment of net redemption proceeds of $1 million or more will be by wiring federal funds within three Business Days after receipt of the redemption request. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.


     1.8. Issuance and transfer of the Trust's shares will be by book entry only. Stock certificates will not be issued to the Insurance Company or any Account. Shares ordered from the Trust will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.9. The Trust shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Insurance Company of any income, dividends or capital gain distributions payable on the Funds' shares. The Insurance Company hereby elects to receive all income dividends and capital gain distributions payable on a Fund's shares in additional shares of that Fund. The Insurance Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Trust shall notify the Insurance Company of the number of shares issued as payment of dividends and distributions.

     1.10. The Trust shall make the net asset value per share for each Fund available to the Insurance Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make those per-share net asset values available by 5:00 p.m., Mountain Time.

ARTICLE II. Representations, Warranties and Agreements

     2.1. The Insurance Company represents, warrants and agrees that the offerings of the Contracts are, or will be, registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with applicable state insurance suitability requirements. The Insurance Company further represents that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under the Texas Insurance Code and has registered, or warrants and agrees that prior to any issuance or sale of the Contracts it will register, the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2. The Trust warrants and agrees that Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sale in compliance with the laws of the State of Delaware and all applicable federal securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust warrants and agrees that it shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or BBOI Worldwide.

     2.3. The Trust represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and warrants and agrees that it will make all reasonable efforts to maintain its qualification (under Subchapter M or any successor or similar provision) and that it will notify the Insurance Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in th future.




     2.4. The Insurance Company represents that the Contracts are currently treated as annuity or life insurance contracts under applicable provisions of the Code and warrants and agrees that it will make every effort to maintain such treatment and that it will notify the Trust and BBOI Worldwide immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.




     2.5. The Trust may elect to make payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Trust undertakes to have a board of trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.




     2.6. The Trust makes no representation warranties as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies or will comply with the insurance laws or regulations of the various states.




     2.7. The Trust represents that it is lawfully organized and validly existing under the laws of the State of Delaware and represents, warrants and agrees that it does and will comply in all material respects with the 1940 Act.




     2.8. BBOI Worldwide represents that it is and warrants that it shall remain duly registered as an investment adviser under all applicable federal and state securities laws and agrees that it shall perform its obligations for the Trust in compliance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.




     2.9. The Trust and BBOI Worldwide represent and warrant that all of their officers, employees, investment advisers, investment sub-advisers, and other individuals or entities described in Rule 17g-1 under the 1940 Act dealing with the money and/or securities of the Trust are, and shall continue to be at all times, covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimum coverage required currently by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. That fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.




     2.10. The Insurance Company represents and warrants that all of its officers, employees, investment advisers, and other individuals or entities described in Rule 17g-1 under the 1940 Act are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than the minimum coverage required currently for entities subject to the requirements of Rule 17g-1 of the 1940 Act or related provisions or may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

ARTICLE III. Disclosure Documents and Voting

     3.1. BBOI Worldwide shall provide the Insurance Company (at the Insurance Company's expense) with as many copies of the Trust's current prospectus as the Insurance Company may reasonably request. If requested by the Insurance Company in lieu thereof, the Trust shall provide such documentation (including a final copy of the new prospectus as set in type at the Trust's expense) and other assistance as is reasonably necessary in order for the Insurance Company once each year (or more frequently if the prospectus for the Trust is amended) to have the prospectus for the Contracts and the Trust's prospectus printed together in one document (at the Insurance Company's expense).

     3.2. The Trust's prospectus shall state that the Statement of Additional Information for the Trust (the "SAI") is available from the Trust, and BBOI Worldwide (or the Trust), at its expense, shall print and provide the SAI free of charge to the Insurance Company and to any owner of a Contract or prospective owner who requests the SAI.

     3.3. The Trust, at its expense, shall provide the Insurance Company with copies of its proxy material, reports to shareholders and other communications to shareholders in such quantity as the Insurance Company shall reasonably require for distributing to Contract owners.

     3.4. If and to the extent required by law, the Insurance Company shall:

          (i)  solicit voting instructions from Contract owners;

          (ii)vote the Trust shares in accordance with instructions received from Contract owners; and

          (iii)vote Trust shares for which no instructions have been received in the same proportion as Trust shares of that Fund for which instructions have been received;

so long as and to the extent that the Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Insurance Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law. Participating
Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Trust calculates voting privileges in a manner consistent with the standards set forth on Schedule C attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies. The Insurance Company shall fulfill its obligation under, and abide by the terms and conditions of, the Mixed and Shared Funding Exemptive Order.

     3.5. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Trust currently intends, comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

     4.1. The Insurance Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, a sub-adviser of one of the Funds, or BBOI Worldwide is named, at least fifteen calendar days prior to its use. No such material shall be used if the Trust or its designee objects to such use within ten calendar days after receipt of such material.

     4.2. The Insurance Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the Trust's registration statement, prospectus or SAI, as that registration statement, prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by BBOI Worldwide or its designee, except with the permission of the Trust or BBOI Worldwide or their designees.

     4.3. The Trust, BBOI Worldwide, or its designee shall furnish, or shall cause to be furnished, to the Insurance Company or its designee, each piece of sales literature or other promotional material in which the Insurance Company or the Account is named at least fifteen calendar days prior to its use. No such material shall be used if the Insurance Company or its designee objects to such use within ten calendar days after receipt of that material.

     4.4. The Trust and BBOI Worldwide, or their designees, shall not give any information or make any representations on behalf of the Insurance Company or concerning the Insurance Company, any Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or statement of additional information for the Contracts, as that registration statement, prospectus or statement of additional information may be amended or supplemented from time to time or in published reports for any Account which are in the public domain or approved by the Insurance Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Insurance Company or its designee, except with the permission of the Insurance Company.

     4.5. The Trust will provide to the Insurance Company at least one complete copy of each registration statement, prospectus, statement of additional information, report, proxy statement, piece of sales literature or other promotional material, application for exemption, request for no-action letter, and any amendment to any of the above, that relate to the Trust or its shares, contemporaneously with the filing of the document with the Commission, the National Association of Securities Dealers, Inc. ("NASD"), or other regulatory authorities.

     4.6. The Insurance Company will provide to the Trust at least one complete copy of each registration statement, prospectus, statement of additional information, report, solicitation for voting instructions, piece of sales literature and other promotional material, application for exemption, request for no-action letter, and any amendment to any of the above, that relates to the Contracts or the Account, contemporaneously with the filing of the document with the Commission, the NASD, or other regulatory authorities.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements, newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, shareholder newsletters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

     4.8. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested.

ARTICLE V. Fees and Expenses

     5.1. The Trust and BBOI Worldwide shall pay no fee or other compensation to the Insurance Company under this agreement, except as set forth in Section 5.4 and except that if the Trust or any Fund adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, BBOI Worldwide or the Trust may make payments to the Insurance Company in amounts consistent with that 12b-1 plan, subject to review by the trustees of the Trust.

     5.2. All expenses incident to performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall see to it that any offering of its shares is registered and that all of its shares are authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Trust or BBOI Worldwide, in accordance with applicable state laws prior to their sale. The Trust shall bear the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders, the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Trust's shares.

     5.3. The Insurance Company shall bear the expenses of printing and distributing to Contract owners the Contract prospectuses and of distributing to Contract owners the Trust's prospectus, proxy materials and reports.

     5.4. The Insurance Company bears the responsibility and correlative expense for administrative and support services for Contract owners. BBOI Worldwide recognizes the Insurance Company as the sole shareholder of shares of the Trust issued under this Agreement. From time to time, BBOI Worldwide may pay amounts from its past profits to the Insurance Company for providing certain administrative services for the Trust or for providing other services that relate to the Trust. In consideration of the savings resulting from such arrangement, and to compensate the Insurance Company for its costs, BBOI Worldwide agrees to pay to the Insurance Company an amount equal to ________ per annum of the average aggregate amount invested by the Insurance Company in the Trust under this Agreement. Such payments will be made only when the average aggregate amount invested exceeds $_________. The parties agree that such payments are for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such amounts by BBOI Worldwide shall not increase the fees paid by the Trust or its shareholders. The obligation to pay the amounts provided for in this Section 5.4 may be assigned by BBOI Worldwide in its discretion to Berger Associates, Inc., or other entity acceptable to the Insurance Company.

ARTICLE VI. Diversification

     6.1. The Trust will comply with Section 817(h) of the Code and Treasury Regulation 1.817-5 relating to the diversification requirements for variable annuity, endowment, modified endowment or life insurance contracts and any amendments or other modifications to that Section or Regulation at all times necessary to satisfy those requirements.

ARTICLE VII. Potential Conflicts

     7.1. The trustees of the Trust will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the variable Contract owners of all separate accounts investing in the Trust and the participants of all Qualified Plans investing in the Trust. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of variable contract owners. The trustees of the Trust shall promptly inform the Insurance Company if they determine that an irreconcilable material conflict exists and the implications thereof. The trustees of the Trust shall have sole authority to determine whether an irreconcilable material conflict exists and their determination shall be binding upon the Insurance Company.

     7.2. The Insurance Company and BBOI Worldwide each will report promptly any potential or existing conflicts of which it is aware to the trustees of the Trust. The Insurance Company and BBOI Worldwide each will assist the trustees of the Trust in carrying out their responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the trustees of the Trust with all information reasonably necessary for them to consider any issues raised. This includes, but is not limited to, an obligation by the Insurance Company to inform the trustees of the Trust whenever Contract owner voting instructions are to be disregarded. These responsibilities shall be carried out by the Insurance Company with a view only to the interests of the Contract owners and by BBOI Worldwide with a view only to the interests of Contract holders and Qualified Plan participants.

     7.3. If it is determined by a majority of the trustees of the Trust, or a majority of the trustees who are not interested persons of the Trust, any of its Funds, or BBOI Worldwide (the "Independent Trustees"), that a material irreconcilable conflict exists, the Insurance Company and/or other Participating Insurance Companies or Qualified Plans that have executed participation agreements shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Fund and reinvesting those assets in a different investment medium, including (but not limited to) another Fund of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected variable contract owners and, as appropriate, segregating the assets of any appropriate group (e.g., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected variable contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account and obtaining any necessary approvals or orders of the Commission in connection therewith.

     7.4. If a material irreconcilable conflict arises because of a decision by the Insurance Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Insurance Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to that Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and, until the end of that six month period, the Trust shall continue to accept and implement orders by the Insurance Company for the purchase (and redemption) of shares of the Trust.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Insurance Company conflicts with the majority of other state regulators, then the Insurance Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to that Account within six months after the trustees of the Trust inform the Insurance Company in writing that they have determined that the state insurance regulator's decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Trustees. Until the end of the foregoing six month period, the Trust shall continue to accept and implement orders by the Insurance Company for the purchase (and redemption) of shares of the Trust.

     7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the Independent Trustees shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. The Insurance Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the trustees of the Trust determine that any proposed action does not adequately remedy any irreconcilable material conflict, then the Insurance Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the trustees of the Trust inform the Insurance Company in writing of the foregoing determination, provided, however, that the withdrawal and termination shall be limited to the extent required by the material irreconcilable conflict, as determined by a majority of the Independent Trustees.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent those rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to those Sections are contained in the Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

     8.1. Indemnification By The Insurance Company

          8.1(a). The Insurance Company agrees to indemnify and hold harmless the Trust and each trustee, officer, employee or agent of the Trust, and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Insurance Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale, acquisition, or redemption of the Trust's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Insurance Company by or on behalf of the Trust for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or shares of the Trust;

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Trust not supplied by the Insurance Company, or persons under its control) or wrongful conduct of the Insurance Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust Shares;

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished in writing to the Trust by or on behalf of the Insurance Company;

               (iv) arise as a result of any failure by the Insurance Company to provide the services and furnish the materials under the terms of this Agreement; or

               (v) arise out of or result from any material breach of any representation, warranty or agreement made by the Insurance Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Insurance Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

          8.1(b). The Insurance Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from that Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of that Indemnified Party's duties or by reason of that Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust, whichever is applicable.

          8.1(c). The Insurance Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless that Indemnified Party shall have notified the Insurance Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon that Indemnified Party (or after the
     Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Insurance Company of its obligations hereunder except to the extent that the Insurance Company has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify the Insurance Company of any such claim shall not relieve the Insurance Company from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Insurance Company shall be entitled to participate, at its own expense, in the defense of the action. The Insurance Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; provided, however, that if the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Insurance Company, the Insurance Company shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall the Insurance Company be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice fro the Insurance Company to the Indemnified Party of the Insurance Company's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Insurance Company will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by the party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.1(d). The Indemnified Parties will promptly notify the Insurance Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust's shares or the Contracts or the operation of the Trust.

     8.2. Indemnification by BBOI Worldwide

          8.2(a). BBOI Worldwide agrees to indemnify and hold harmless the Insurance Company and each of its directors, officers, employees or agents, and each person, if any, who controls the Insurance Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of BBOI Worldwide) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale, acquisition or redemption of the Trust's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if the statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to BBOI Worldwide or the Trust by or on behalf of the Insurance Company for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares;

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by BBOI Worldwide or persons under its control) or wrongful conduct of the Trust, BBOI Worldwide or persons under their control, with respect to the sale or distribution of the Contracts or shares of the Trust;

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Insurance Company by or on behalf of the Trust;

               (iv) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

               (v) arise out of or result from any material breach of any representation, warranty or agreement made by BBOI Worldwide in this Agreement or arise out of or result from any other material breach of this Agreement by BBOI Worldwide;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

          8.2(b) BBOI Worldwide shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from the Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Insurance Company or the Account, whichever is applicable.

          8.2(c) BBOI Worldwide shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless the Indemnified Party shall have notified BBOI Worldwide in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve BBOI Worldwide of its obligations hereunder except to the extent that BBOI Worldwide has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify BBOI Worldwide of any such claim shall not relieve BBOI Worldwide from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, BBOI Worldwide will be entitled to participate, at its own expense, in the defense thereof. BBOI Worldwide also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; provided, however, that if the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to BBOI Worldwide, BBOI Worldwide shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall BBOI Worldwide be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice from BBOI Worldwide to the Indemnified Party of BBOI Worldwide's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and BBOI Worldwide will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by that party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.2(d) The Insurance Company agrees to notify BBOI Worldwide promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

     8.3 Indemnification By the Trust

          8.3(a). The Trust agrees to indemnify and hold harmless the Insurance Company, and each of its directors, officers, employees and agents, and each person, if any, who controls the Insurance Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as those losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of any trustee(s) of the Trust, are related to the operations of the Trust and:

               (i) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

               (ii) arise out of or result from any material breach of any representation, warranty or agreement made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by, and in accordance with the provisions of, Sections 8.3(b) and 8.3(c) hereof.

          8.3(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from the Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Insurance Company, the Trust, BBOI Worldwide or the Account, whichever is applicable.

          8.3(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless the Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Trust of its obligations hereunder except to the extent that the Trust has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In cas any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; provided, however, that if the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Trust, the Trust shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall the Trust be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice from the Trust to the Indemnified Party of the Trust's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by that party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.3(d). The Insurance Company and BBOI Worldwide agree promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Trust.

ARTICLE IX. Applicable Law

     9.1. This Agreement shall be construed and provisions hereof interpreted under and in accordance with the laws of the State of _____________.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 Acts, and the rules and regulations and rulings thereunder, including any exemptions from those statutes, rules and regulations the Commission may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. Termination

     10.1. This Agreement shall terminate:

          (a) at the option of any party upon one year advance written notice to the other parties; provided, however, such notice shall not be given earlier than one year following the date of this Agreement; or

          (b) at the option of the Insurance Company to the extent that shares of Funds are not reasonably available to meet the requirements of the Contracts as determined by the Insurance Company, provided, however, that such a termination shall apply only to the Fund(s) not reasonably available. Prompt written notice of the election to terminate for such cause shall be furnished by the Insurance Company to the Trust and BBOI Worldwide; or

         (c) at the option of the Trust or BBOI Worldwide, in the event that formal administrative proceedings are instituted against the Insurance Company by the NASD, the Commission, an insurance commissioner or any other regulatory body regarding the Insurance Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Trust's shares, provided, however, that the Trust determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Insurance Company to perform its obligations under this Agreement; or

          (d) at the option of the Insurance Company in the event that formal administrative proceedings are instituted against the Trust or BBOI Worldwide by the NASD, the Commission, or any state securities or insurance department or any other regulatory body, provided, however, that the Insurance Company determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Trust or BBOI Worldwide to perform its obligations under this Agreement; or

          (e) with respect to any Account, upon requisite vote of the Contract owners having an interest in that Account (or any subaccount) to substitute the shares of another investment company for the corresponding Fund shares in accordance with the terms of the Contracts for which those Fund shares had been selected to serve as the underlying investment media. The Insurance Company will give at least 30 days' prior written notice to the Trust of the date of any proposed vote to replace the Trust's shares; or

          (f) at the option of the Insurance Company, in the event any of the Trust's shares are not registered, issued or sold in accordance with applicable state and/or federal law or exemptions therefrom, or such law precludes the use of those shares as the underlying investment media of the Contracts issued or to be issued by the Insurance Company; or

          (g) at the option of the Insurance Company, if the Trust ceases to qualify as a regulated investment company under Subchapter M of the Code or under any successor or similar provision, or if the Insurance Company reasonably believes that the Trust may fail to so qualify; or

          (h) at the option of the Insurance Company, if the Trust fails to meet the diversification requirements specified in Article VI hereof; or

          (i) at the option of either the Trust or BBOI Worldwide, if (1) the Trust or BBOI Worldwide, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Insurance Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of either the Trust or BBOI Worldwide, (2) the Trust or BBOI Worldwide shall notify the Insurance Company in writing of that determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Insurance Company and any other changes in circumstances since the giving of such a notice, the determination of the Trust or BBOI Worldwide shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

          (j) at the option of the Insurance Company, if (1) the Insurance Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Trust or BBOI Worldwide has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Insurance Company, (2) the Insurance Company shall notify the Trust and BBOI Worldwide in writing of the determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Trust and/or BBOI Worldwide and any other changes in circumstances since the giving of such a notice, the determination shall continue to apply on the sixtieth (60th) day following the giving of the notice, which sixtieth day shall be the effective date of termination.

     10.2. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

     10.3. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

          (a) In the event that any  termination is based upon the provisions of
     Article VII, or the provision of Section 10.1(a), 10.1(i), 10.1(j), or 10.1(k) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions; and

          (b) in the event that any  termination is based upon the provisions of
     Section 10.1(c) or 10.1(d) of this Agreement, the prior written notice shall be given at least ninety (90) days before the effective date of termination.

     10.4. Notwithstanding any termination of this Agreement, subject to Section
1.2 of this Agreement and for so long as the Trust continues to exist, the Trust and BBOI Worldwide shall at the option of the Insurance Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement ("Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.4 shall not apply to any terminations under Article VII and the effect of Article VII terminations shall be governed by Article VII of this Agreement.

     10.5. The Insurance Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Insurance
Company's  assets held in the  Account)  except (i) as  necessary  to  implement
Contract-owner-initiated transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (a "Legally Required Redemption"). Upon request, the Insurance Company will promptly furnish to the Trust and BBOI Worldwide the opinion of counsel for the Insurance Company (which counsel shall be reasonably satisfactory to the Trust and BBOI Worldwide) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, the Insurance Company shall not prevent new Contract owners from allocating payments to a Fund that formerly was available under the Contracts without first giving the Trust or BBOI Worldwide 90 days notice of its intention to do so.

ARTICLE XI. Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of that other party set forth below or at such other address as the other party may from time to time specify in writing.

         If to the Trust:
           210 University Boulevard, Suite 900
           Denver, Colorado  80206
           Attention:  Kevin R. Fay, Vice President


         If to the Insurance Company:
           700 Karnes Blvd.
           Kansas City, Missouri 64108
           Attention:



         If to BBOI Worldwide:
           210 University Boulevard, Suite 900
           Denver, Colorado  80206
           Attention:  Kevin R. Fay

ARTICLE XII. Miscellaneous

     12.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party unless and until that information may come into the public domain.

     12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the NASD and state insurance regulators) and shall permit those authorities reasonable access to its books and records in connection with any lawful investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     12.6. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.7. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, that no party may assign this Agreement without the prior written consent of the others.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


                                   Insurance Company:

                                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                   By its authorized officer,

                                   By:_____________________________________
                                   Title:__________________________________
                                   Date:___________________________________

                                   Trust:

                                   BERGER INSTITUTIONAL PRODUCTS TRUST
                                   By its authorized officer,

                                   By:_____________________________________
                                   Title:__________________________________
                                   Date:___________________________________


                                   BBOI Worldwide:

                                   BBOI WORLDWIDE LLC
                                   By its authorized officer,

                                   By:_____________________________________
                                   Title:__________________________________
                                   Date:___________________________________



                                   Schedule A
                                    Accounts


Name of Account






                                   Schedule B
                                    Contracts






                                   Schedule C
                             Proxy Voting Procedure

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Trust by BBOI Worldwide, the Trust and the Insurance Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Insurance Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Insurance Company by BBOI Worldwide as early as possible before the date set by the Trust for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time BBOI Worldwide will inform the Insurance Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Insurance Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts of the Record Date.

Note:The number of proxy statements is determined by the activities described in Step #2. The Insurance Company will use its best efforts to call in the number of Customers to BBOI Worldwide, as soon as possible, but no later than one week after the Record Date.

3. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Insurance Company by the Trust. The Insurance Company, at its expense, shall produce and personalize the Voting Instruction cards. BBOI Worldwide must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

     a.   name (legal name as found on account registration)

     b.   address

     c.   Fund or account number

     d.   coding to state number of units

     e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Trust).

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

4. During this time, BBOI Worldwide will develop, produce, and the Trust will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Insurance Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to customers by Insurance Company will include:

     a.   Voting Instruction Card(s)

     b.   One proxy notice and statement (one document)

     c. Return envelope (postage pre-paid by Insurance Company) addressed to the Insurance Company or its tabulation agent

     d. "Urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Trust.)

     e. Cover letter - optional, supplied by Insurance Company and reviewed and approved in advance by BBOI Worldwide.

5. The above contents should be received by the Insurance Company approximately 3-5 business days before mail date. Individual in charge at Insurance Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to BBOI Worldwide.

6.   Package mailed by the Insurance Company.

* The Trust must allow at least a 15-day solicitation time to the Insurance Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

7. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

Note:Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure.

8. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to the Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Such mutilated or illegible Cards are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

9. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

10. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Trust receives the tabulations stated in terms of a percentage and the number of shares.) BBOI Worldwide must review and approve tabulation format.

11. Final tabulation in shares is verbally given by the Insurance Company to BBOI Worldwide on the morning of the meeting not later than 10:00 a.m. Denver time. BBOI Worldwide may request an earlier deadline if required to calculate the vote in time for the meeting.

12. A Certificate of Mailing and Authorization to Vote Shares will be required from the Insurance Company as well as an original copy of the final vote. BBOI Worldwide will provide a standard form for each Certification.

13. The Insurance Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, BBOI Worldwide will be permitted reasonable access to such Cards.

14. All approvals and "signing-off" may be done orally, but must always be followed up in writing.



                          FUND PARTICIPATION AGREEMENT

     This AGREEMENT is made this day of , 1998, by and between Business Men's Assurance Company of America (the "Insurer"), a life insurance company domiciled in Missouri, on its behalf and on behalf of the segregated asset accounts of the Insurer listed on Exhibit A to this Agreement (the "Separate Accounts"); Insurance Management Series (the "Fund"), a Massachusetts business trust; and Federated Securities Corp. (the "Distributor"), a Pennsylvania corporation.

                               W I T N E S S E T H

     WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act") and the Fund is authorized to issue separate classes of shares of beneficial interests ("shares"), each representing an interest in a separate portfolio of assets known as a "portfolio" and each portfolio has its own investment objective, policies, and limitations; and

     WHEREAS, the Fund is available to offer shares of one or more of its portfolios to separate accounts of insurance companies that fund variable annuity contracts ("Variable Contracts") and to serve as an investment medium for Variable Contracts offered by insurance companies that have entered into participation agreements substantially similar to this agreement ("Participating Insurance Companies"), and the Fund will be made available in the future to offer shares of one or more of its portfolios to separate accounts of insurance companies that fund variable life insurance policies (at which time such policies would also be "Variable Contracts" hereunder), and

     WHEREAS, the Fund is currently comprised of five separate portfolios, and other portfolios may be established in the future; and

     WHEREAS, the Fund has obtained an order from the SEC dated December 29, 1993 (File No. 812-8620), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another (hereinafter the "Shared Funding Exemptive Order"); and

     WHEREAS, the Distributor is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Insurer wishes to purchase shares of one or more of the Fund's portfolios on behalf of its Separate Accounts to serve as an investment medium for Variable Contracts funded by the Separate Accounts, and the Distributor is authorized to sell shares of the Fund's portfolios;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

ARTICLE I. Sale of Fund Shares

     1.1 The Distributor agrees to sell to the Insurer those shares of the portfolios offered and made available by the Fund and identified on Exhibit B ("Portfolios") that the Insurer orders on behalf of its Separate Accounts, and agrees to execute such orders on each day on which the Fund calculates its net asset value pursuant to rules of the SEC ("business day") at the net asset value next computed after receipt and acceptance by the Fund or its agent of the order for the shares of the Fund.

     1.2 The Fund agrees to make available on each business day shares of the Portfolios for purchase at the applicable net asset value per share by the Insurer on behalf of its Separate Accounts; provided, however, that the Board of Trustees of the Fund may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees' fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Portfolio.

     1.3 The Fund and the Distributor agree that shares of the Portfolios of the Fund will be sold only to Participating Insurance Companies, their separate accounts, and other persons consistent with each Portfolio being adequately diversified pursuant to Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations thereunder. No shares of any Portfolio will be sold directly to the general public to the extent not permitted by applicable tax law.

     1.4 The Fund and the Distributor will not sell shares of the Portfolios to any insurance company or separate account unless an agreement containing provisions substantially the same as the provisions in Article IV of this Agreement is in effect to govern such sales.

     1.5 Upon receipt of a request for redemption in proper form from the Insurer, the Fund agrees to redeem any full or fractional shares of the Portfolios held by the Insurer, ordinarily executing such requests on each business day at the net asset value next computed after receipt and acceptance by the Fund or its agent of the request for redemption, except that the Fund reserves the right to suspend the right of redemption, consistent with Section 22(e) of the 1940 Act and any rules thereunder. Such redemption shall be paid consistent with applicable rules of the SEC and procedures and policies of the Fund as described in the current prospectus.

     1.6 For purposes of Sections 1.2 and 1.5, the Insurer shall be the agent of the Fund for the limited purpose of receiving and accepting purchase and redemption orders from each Separate Account and receipt of such orders by 4:00 p.m. Eastern time by the Insurer shall be deemed to be receipt by the Fund for purposes of Rule 22c-1 of the 1940 Act; provided that the Fund receives notice of such orders on the next following business day prior to 4:00 p.m. Eastern time on such day, although the Insurer will use its best efforts to provide such notice by 12:00 noon Eastern time.

     1.7 The Insurer agrees to purchase and redeem the shares of each Portfolio in accordance with the provisions of the current prospectus for the Fund.

     1.8 The Insurer shall pay for shares of the Portfolio on the next business day after it places an order to purchase shares of the Portfolio. Payment shall be in federal funds transmitted by wire.

     1.9 Issuance and transfer of shares of the Portfolios will be by book entry only unless otherwise agreed by the Fund. Stock certificates will not be issued to the Insurer or the Separate Accounts unless otherwise agreed by the Fund. Shares ordered from the Fund will be recorded in an appropriate title for the Separate Accounts or the appropriate subaccounts of the Separate Accounts.

     1.10 The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Insurer of any income dividends or capital gain distributions payable on the shares of the Portfolios. The Insurer hereby elects to reinvest in the Portfolio all such dividends and distributions as are payable on a Portfolio's shares and to receive such dividends and distributions in additional shares of that Portfolio. The Insurer reserves the right to revoke this election in writing and to receive all such dividends and distributions in cash. The Fund shall notify the Insurer of the number of shares so issued as payment of such dividends and distributions.

     1.11 The Fund shall instruct its recordkeeping agent to advise the Insurer on each business day of the net asset value per share for each Portfolio as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time.

ARTICLE II. Representations and Warranties

     2.1 The Insurer represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it is taxed as an insurance company under Subchapter L of the Code.

     2.2 The Insurer represents and warrants that it has legally and validly established each of the Separate Accounts as a segregated asset account under the Missouri Insurance Code, and that each of the Separate Accounts is a validly existing segregated asset account under applicable federal and state law.

     2.3 The Insurer represents and warrants that the Variable Contracts issued by the Insurer or interests in the Separate Accounts under such Variable Contracts (1) are or, prior to issuance, will be registered as securities under the Securities Act of 1933 ("1933 Act") or, alternatively, (2) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act.

     2.4 The Insurer  represents and warrants that each of the Separate Accounts
(1) has been registered as a unit investment trust in accordance with the provisions of the 1940 Act or, alternatively, (2) has not been registered in proper reliance upon an exclusion from registration under the 1940 Act.

         2.5 The Insurer represents that it believes, in good faith, that the Variable Contracts issued by the Insurer are currently treated as annuity contracts or life insurance policies (which may include modified endowment contracts), whichever is appropriate, under applicable provisions of the Code.

     2.6 The Fund represents and warrants that it is duly organized as a business trust under the laws of the Commonwealth of Massachusetts, and is in good standing under applicable law.

     2.7 The Fund represents and warrants that the shares of the Portfolios are duly authorized for issuance in accordance with applicable law and that the Fund is registered as an open-end management investment company under the 1940 Act.

     2.8 The Fund represents, in good faith, that the Portfolios currently comply with the diversification provisions of Section 817(h) of the Code and the regulations issued thereunder relating to the diversification requirements for variable life insurance policies and variable annuity contracts.

     2.9 The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

ARTICLE III. General Duties

     3.1 The Fund shall take all such actions as are necessary to permit the sale of the shares of each Portfolio to the Separate Accounts, including maintaining its registration as an investment company under the 1940 Act, and registering the shares of the Portfolios sold to the Separate Accounts under the 1933 Act for so long as required by applicable law. The Fund shall amend its Registration Statement filed with the SEC under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of the shares of the Portfolios. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states to the extent deemed necessary by the Fund or the Distributor.

     3.2 The Fund shall make every effort to maintain qualification of each Portfolio as a Regulated Investment Company under Subchapter M of the Code (or any successor or similar provision) and shall notify the Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future.

     3.3 The Fund shall make every effort to enable each Portfolio to comply with the diversification provisions of Section 817(h) of the Code and the regulations issued thereunder relating to the diversification requirements for variable life insurance policies and variable annuity contracts and any prospective amendments or other modifications to Section 817 or regulations thereunder, and shall notify the Insurer immediately upon having a reasonable basis for believing that any Portfolio has ceased to comply.

     3.4 The Insurer shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Variable Contracts issued by the Insurer, including registering each Separate Account as an investment company to the extent required under the 1940 Act, and registering the Variable Contracts or interests in the Separate Accounts under the Variable Contracts to the extent required under the 1933 Act, and obtaining all necessary approvals to offer the Variable Contracts from state insurance commissioners.

     3.5 The Insurer shall make every effort to maintain the treatment of the Variable Contracts issued by the Insurer as annuity contracts or life insurance policies, whichever is appropriate, under applicable provisions of the Code, and shall notify the Fund and the Distributor immediately upon having a reasonable basis for believing that such Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

     3.6 The Insurer shall offer and sell the Variable Contracts issued by the Insurer in accordance with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state law respecting the offering of variable life insurance policies and variable annuity contracts.

     3.7 The Distributor shall sell and distribute the shares of the Portfolios of the Fund in accordance with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state law.

     3.8  During  such  time as the Fund  engages  in Mixed  Funding  or  Shared
Funding, a majority of the Board of Trustees of the Fund shall consist of persons who are not "interested persons" of the Fund ("disinterested Trustees"), as defined by Section 2(a)(19) of the 1940 Act and the rules thereunder, and as modified by any applicable orders of the SEC, except that if this provision of this Section 3.8 is not met by reason of the death, disqualification, or bona fide resignation of any Trustee or Trustees, then the operation of this provision shall be suspended (a) for a period of 45 days if the vacancy or vacancies may be filled by the Fund's Board; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by order upon application.

     3.9 The Insurer and its agents will not in any way recommend any proposal or oppose or interfere with any proposal submitted by the Fund at a meeting of owners of Variable Contracts or shareholders of the Fund, and will in no way recommend, oppose, or interfere with the solicitation of proxies for Fund shares held by Contract Owners, without the prior written consent of the Fund, which consent may be withheld in the Fund's sole discretion.

     3.10 Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

ARTICLE IV. Potential Conflicts

     4.1 During such time as the Fund engages in Mixed Funding or Shared Funding, the parties hereto shall comply with the conditions in this Article IV.

     4.2 The Fund's Board of Trustees shall monitor the Fund for the existence of any material irreconcilable conflict (1) between the interests of owners of variable annuity contracts and variable life insurance policies, and (2) between the interests of owners of Variable Contracts ("Variable Contract Owners") issued by different Participating Life Insurance Companies that invest in the Fund. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio of the Fund are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract Owners.

     4.3 The Insurer agrees that it shall report any potential or existing conflicts of which it is aware to the Fund's Board of Trustees. The Insurer will be responsible for assisting the Board of Trustees of the Fund in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, or, if the Fund is engaged in Mixed Funding or Shared Funding in reliance on Rule 6e-2, 6e-3(T), or any other regulation under the 1940 Act, the Insurer will be responsible for assisting the Board of Trustees of the Fund in carrying out its responsibilities under such regulation, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Insurer to inform the Board whenever Variable Contract Owner voting instructions are disregarded. The Insurer shall carry out its responsibility under this Section 4.3 with a view only to the interests of the Variable Contract Owners.

     4.4 The Insurer agrees that in the event that it is determined by a majority of the Board of Trustees of the Fund or a majority of the Fund's disinterested Trustees that a material irreconcilable conflict exists, the Insurer shall, at its expenses and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees of the Board of the
Fund),   take   whatever   steps  are  necessary  to  remedy  or  eliminate  the
irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the Separate Accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including another portfolio of the Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract Owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners or life insurance contract owners of contracts issued by one or more Participating Insurance Companies), that votes in favor of such segregation, or offering to the affected Variable Contract Owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account. If a material irreconcilable conflict arises because of the Insurer's decision to disregard Variable Contract Owners' voting instructions and that decision represents a minority position or would preclude a majority vote, the Insurer shall be required, at the Fund's election, to withdraw the Separate Accounts' investment in the Fund, provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees, and no charge or penalty will be imposed as a result of such withdrawal. These responsibilities shall be carried out with a view only to the interests of the Variable Contract Owners. A majority of the disinterested Trustees of the Fund shall determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Fund or its investment adviser or the Distributor be required to establish a new funding medium for any Variable Contract. The Insurer shall not be required by this
Section 4.4 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by vote of a majority of Variable Contract Owners materially adversely affected by the material irreconcilable conflict.

     4.5 The Insurer, at least annually, shall submit to the Fund's Board of Trustees such reports, materials, or data as the Board reasonably may request so that the Trustees of the Fund may fully carry out the obligations imposed upon the Board by the conditions contained in the application for the Mixed and Shared Funding Exemptive Order and said reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

     4.6 All reports of potential or existing conflicts received by the Fund's Board of Trustees, and all Board action with regard to determining the existence of a conflict, notifying Participating Insurance Companies of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board of Trustees of the Fund or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.

     4.7 The Board of Trustees of the Fund shall promptly notify the Insurer in writing of its determination of the existence of an irreconcilable material conflict and its implications.

ARTICLE V. Prospectuses and Proxy Statements; Voting

     5.1 The Insurer shall distribute such prospectuses, proxy statements and periodic reports of the Fund to the owners of Variable Contracts issued by the Insurer as required to be distributed to such Variable Contract Owners under applicable federal or state law.

     5.2 The Distributor shall provide the Insurer with as many copies of the current prospectus of the Fund as the Insurer may reasonably request. If requested by the Insurer in lieu thereof, the Fund shall provide such documentation (including a final copy of the Fund's prospectus as set in type or in camera-ready copy) and other assistance as is reasonably necessary in order for the Insurer to either print a stand-alone document or print together in one document the current prospectus for the Variable Contracts issued by the Insurer and the current prospectus for the Fund, or a document combining the Fund prospectus with prospectuses of other funds in which the Variable Contracts may be invested. The Fund shall bear the expense of printing copies of its current prospectus that will be distributed to existing Variable Contract Owners, and the Insurer shall bear the expense of printing copies of the Fund's prospectus that are used in connection with offering the Variable Contracts issued by the Insurer.

     5.3 The Fund and the Distributor shall provide, at the Fund's expense, such copies of the Fund's current Statement of Additional Information ("SAI") as may reasonably be requested, to the Insurer and to any owner of a Variable Contract issued by the Insurer who requests such SAI.

     5.4 The Fund, at its expense, shall provide the Insurer with copies of its proxy materials, periodic reports to shareholders, and other communications to shareholders in such quantity as the Insurer shall reasonably require for purposes of distributing to owners of Variable Contracts issued by the Insurer. The Fund, at the Insurer's expense, shall provide the Insurer with copies of its periodic reports to shareholders and other communications to shareholders in such quantity as the Insurer shall reasonably request for use in connection with offering the Variable Contracts issued by the Insurer. If requested by the Insurer in lieu thereof, the Fund shall provide such documentation (including a final copy of the Fund's proxy materials, periodic reports to shareholders, and other communications to shareholders, as set in type or in camera-ready copy) and other assistance as reasonably necessary in order for the Insurer to print such shareholder communications for distribution to owners of Variable Contracts issued by the Insurer.

     5.5 For so long as the SEC interprets the 1940 Act to require pass-through voting by Participating Insurance Companies whose Separate Accounts are registered as investment companies under the 1940 Act, the Insurer shall vote shares of each Portfolio of the Fund held in a Separate Account or a subaccount thereof, whether or not registered under the 1940 Act, at regular and special meetings of the Fund in accordance with instructions timely received by the Insurer (or its designated agent) from owners of Variable Contracts funded by such Separate Account or subaccount thereof having a voting interest in the Portfolio. The Insurer shall vote shares of a Portfolio of the Fund held in a Separate Account or a subaccount thereof that are attributable to the Variable Contracts as to which no timely instructions are received, as well as shares held in such Separate Account or subaccount thereof that are not attributable to the Variable Contracts and owned beneficially by the Insurer (resulting from charges against the Variable Contracts or otherwise), in the same proportion as the votes cast by owners of the Variable Contracts funded by that Separate Account or subaccount thereof having a voting interest in the Portfolio from whom instructions have been timely received. The Insurer shall vote shares of each Portfolio of the Fund held in its general account, if any, in the same proportion as the votes cast with respect to shares of the Portfolio held in all Separate Accounts of the Insurer or subaccounts thereof, in the aggregate.

     5.6 During such time as the Fund engages in Mixed Funding or Shared Funding, the Fund shall disclose in its prospectus that (1) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies, (2) material irreconcilable conflicts possibly may arise, and (3) the Board of Trustees of the Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. The Fund hereby notifies the Insurer that prospectus disclosure may be appropriate regarding potential risks of offering shares of the Fund to separate accounts funding both variable annuity contracts and variable life insurance policies and to separate accounts funding Variable Contracts of unaffiliated life insurance companies.

ARTICLE VI. Sales Material and Information

     6.1 The Insurer shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund (or any Portfolio thereof) or its investment adviser or the Distributor is named at least 15 days prior to the anticipated use of such material, and no such sales literature or other promotional material shall be used unless the Fund and the Distributor or the designee of either approve the material or do not respond with comments on the material within 10 days from receipt of the material.

     6.2 The Insurer agrees that neither it nor any of its affiliates or agents shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund other than the information or representations contained in the Registration Statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee and by the Distributor or its designee, except with the permission of the Fund or its designee and the Distributor or its designee.

     6.3 The Fund or the Distributor or the designee of either shall furnish to the Insurer or its designee, each piece of sales literature or other promotional material in which the Insurer or its Separate Accounts are named at least 15 days prior to the anticipated use of such material, and no such material shall be used unless the Insurer or its designee approves the material or does not respond with comments on the material within 10 days from receipt of the material.

     6.4 The Fund and the Distributor agree that each and the affiliates and agents of each shall not give any information or make any representations on behalf of the Insurer or concerning the Insurer, the Separate Accounts, or the Variable Contracts issued by the Insurer, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports for the Separate Accounts or prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by the Insurer or its designee, except with the permission of the Insurer.

     6.5 The Fund will provide to the Insurer at least one complete copy of the Mixed and Shared Funding Exemptive Application and any amendments thereto, all prospectuses, Statements of Additional Information, reports, proxy statements and other voting solicitation materials, and all amendments and supplements to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

     6.6 The Insurer will provide to the Fund all prospectuses (which shall include an offering memorandum if the Variable Contracts issued by the Insurer or interests therein are not registered under the 1933 Act), Statements of Additional Information, reports, solicitations for voting instructions relating to the Fund, and all amendments or supplements to any of the above that relate to the Variable Contracts issued by the Insurer or the Separate Accounts which utilize the Fund as an underlying investment medium, promptly after the filing of such document with the SEC or other regulatory authority.

     6.7 For purposes of this Article VI, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use, in a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, computerized media, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees.

ARTICLE VII. Indemnification

     7.1 Indemnification by the Insurer

     7.1(a) The Insurer agrees to indemnify and hold harmless the Fund, each of its Trustees and officers, any affiliated person of the Fund within the meaning of Section 2(a)(3) of the 1940 Act, and the Distributor (collectively, the "Indemnified Parties" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Insurer) or litigation expenses (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Fund's shares or the Variable Contracts issued by the Insurer and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus (which shall include an offering memorandum) for the Variable Contracts issued by the Insurer or sales literature for such Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Insurer by or on behalf of the Fund for use in the registration statement or prospectus for the Variable Contracts issued by the Insurer or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of such Variable Contracts or Fund shares; or

               (ii) arise out of or as a result of any statement or representation (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Insurer or persons under its control) or wrongful conduct of the Insurer or any of its affiliates, employees or agents with respect to the sale or distribution of the Variable Contracts issued by the Insurer or the Fund shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Insurer; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Insurer in this Agreement or arise out of or result from any other material breach of this Agreement by the Insurer;

 except to the extent provided in Sections 7.1(b) and 7.1(c) hereof.

          7.1(b) The Insurer shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund.

          7.1(c) The Insurer shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Party shall have notified the Insurer in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated agent), but failure to notify the Insurer of any such claim shall not relieve the Insurer from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Insurer shall be entitled to participate, at its own expense, in the defense of such action. The Insurer also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Insurer to such party of the Insurer's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Insurer will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.1(d) The Indemnified Parties shall promptly notify the Insurer of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Variable Contracts issued by the Insurer or the operation of the Fund.

     7.2 Indemnification By the Distributor

          7.2(a) The Distributor agrees to indemnify and hold harmless the Insurer, its affiliated principal underwriter of the Variable Contracts, and each of their directors and officers and any affiliated person of the Insurer within the meaning of Section 2(a)(3) of the 1940 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation expenses (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Fund's shares or the Variable Contracts issued by the Insurer and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or the Fund or the designee of either by or on behalf of the Insurer for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts issued by the Insurer or Fund shares; or

               (ii) arise out of or as a result of any statement or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by the Distributor or any employees or agents thereof) or wrongful conduct of the Fund or Distributor, or the affiliates, employees, or agents of the Fund or the Distributor with respect to the sale or distribution of the Variable Contracts issued by the Insurer or Fund shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts issued by the Insurer, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Insurer by or on behalf of the Fund; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor;

except to the extent provided in Sections 7.2(b) and 7.2(c) hereof.

          7.2(b) The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Insurer or the Separate Accounts.

          7.2(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at is own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expense subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.2(d) The Insurer shall promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Variable Contracts issued by the Insurer or the operation of the Separate Accounts.

     7.3 Indemnification by the Fund

          7.3(a) The Fund agrees to indemnify and hold harmless the Insurer, its affiliated principal underwriter of the Variable Contracts, and each of their directors and officers and any affiliated person of the Insurer within the meaning of Section 2(a)(3) of the 1940 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation expenses (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Fund's shares or the Variable Contracts issued by the Insurer and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or the Fund or the designee of either by or on behalf of the Insurer for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts issued by the Insurer or Fund shares; or

               (ii) arise out of or as a result of any statement or representation (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by the Distributor or any employees or agents thereof) or wrongful conduct of the Fund, or the affiliates, employees, or agents of the Fund, with respect to the sale or distribution of the Variable Contracts issued by the Insurer or Fund shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus or sales literature covering the Variable Contracts issued by the Insurer, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Insurer by or on behalf of the Fund; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

except to the extent provided in Sections 7.3(b) and 7.3(c) hereof.

          7.3(b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Insurer or the Separate Accounts.

          7.3(c) The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.3(d) The Insurer shall promptly notify the Fund of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Variable Contracts issued by the Insurer or the sale of the Fund's shares.

ARTICLE VIII. Applicable Law

     8.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of ______________.

     8.2 This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order), and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX. Termination

     9.1 This Agreement shall terminate:

          (a) at the option of any party upon 180 days advance written notice to the other parties; or

          (b) at the option of the Insurer if shares of the Portfolios are not reasonably available to meet the requirements of the Variable Contracts issued by the Insurer, as determined by the Insurer, and upon prompt notice by the Insurer to the other parties; or

          (c) at the option of the Fund or the Distributor upon institution of formal proceedings against the Insurer or its agent by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Insurer's duties under this Agreement or related to the sale of the Variable Contracts issued by the Insurer, the operation of the Separate Accounts, or the purchase of the Fund shares; or

          (d) at the option of the Insurer upon institution of formal proceedings against the Fund or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; or

          (e) upon requisite vote of the Variable Contract Owners having an interest in the Separate Accounts (or any subaccounts thereof) to substitute the shares of another investment company for the corresponding shares of the Fund or a Portfolio in accordance with the terms of the Variable Contracts for which those shares had been selected or serve as the underlying investment media; or

          (f) in the event any of the shares of a Portfolio are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment media of the Variable Contracts issued or to be issued by the Insurer; or

          (g) by any party to the Agreement upon a determination by a majority of the Trustees of the Fund, or a majority of its disinterested Trustees, that an irreconcilable conflict, as described in Article IV hereof, exists; or

          (h) at the option of the Insurer if the Fund or a Portfolio fails to meet the requirements under Subchapter M of the Code for qualification as a Regulated Investment Company specified in Section 3.2 hereof or the diversification requirements specified in Section 3.3 hereof.

     9.2 Each party to this Agreement shall promptly notify the other parties to the Agreement of the institution against such party of any such formal proceedings as described in Sections 9.1(c) and (d) hereof. The Insurer shall give 60 days prior written notice to the Fund of the date of any proposed vote of Variable Contract Owners to replace the Fund's shares as described in Section 9.1(e) hereof.

     9.3 Except as necessary to implement Variable Contract Owner initiated transactions, or as required by state insurance laws or regulations, the Insurer shall not redeem Fund shares attributable to the Variable Contracts issued by the Insurer (as opposed to Fund shares attributable to the Insurer's assets held in the Separate Accounts), and the Insurer shall not prevent Variable Contract Owners from allocating payments to a Portfolio, until 60 days after the Insurer shall have notified the Fund or Distributor of its intention to do so.

     9.4 Notwithstanding any termination of this Agreement, the Fund and the Distributor shall at the option of the Insurer continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, based upon instructions from the owners of the Existing Contracts, the Separate Accounts shall be permitted to reallocate investments in the Portfolios of the Fund and redeem investments in the Portfolios, and shall be permitted to invest in the Portfolios in the event that owners of the Existing Contracts make additional purchase payments under the Existing Contracts. If this Agreement terminates, the parties agree that Sections 3.10, 7.1, 7.2, 7.3, 8.1, and 8.2, and, to the extent that all or a portion of the assets of the Separate Accounts continue to be invested in the Fund or any Portfolio of the Fund, Articles I, II, and IV and Sections 5.5 and
5.6 will remain in effect after termination.

ARTICLE X. Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Fund:

                  Insurance Management Series
                  Federated Investors Tower
                  1001 Liberty Avenue
                  Pittsburgh, Pennsylvania 15222-3779
                  Attn.:  John W. McGonigle

         If to the Distributor:

                  Federated Securities Corp.
                  Federated Investors Tower
                  1001 Liberty Avenue
                  Pittsburgh, Pennsylvania 15222-3779
                  Attn.:  John W. McGonigle

         If to the Insurer:

                  Business Men's Assurance Company of America
                  700 Karnes Blvd.
                  Kansas City, Missouri 64108
                  Attn.:

ARTICLE XI: Miscellaneous

     11.1 The Fund and the Insurer agree that if and to the extent Rule 6e-2 or Rule 6e-3(T) under the 1940 Act is amended or if Rule 6e-3 is adopted in final form, to the extent applicable, the Fund and the Insurer shall each take such steps as may be necessary to comply with the Rule as amended or adopted in final form.

     11.2 A copy of the Fund's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that any agreements that are executed on behalf of the Fund by any Trustee or officer of the Fund are executed in his or her capacity as Trustee or officer and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

     11.3 Nothing in this Agreement shall impede the Fund's Trustees or shareholders of the shares of the Fund's Portfolios from exercising any of the rights provided to such Trustees or shareholders in the Fund's Agreement and Declaration of Trust, as amended, a copy of which will be provided to the Insurer upon request.

     11.4 Administrative services to Variable Contract Owners shall be the responsibility of Insurer. Insurer, on behalf of its separate accounts will be the sole shareholder of record of Fund shares. Fund and Distributor recognize that they will derive a substantial savings in administrative expense by virtue of having a sole shareholder rather than multiple shareholders. In consideration of the administrative savings resulting from having a sole shareholder rather than multiple shareholders, Distributor agrees to pay to Insurer an amount computed at an annual rate of .25 of 1% of the average daily net asset value of shares held in subaccounts for which Insurer provides administrative services. Distributor's payments to Insurer are for administrative services only and do not constitute payment in any manner for investment advisory services.

     11.5 It is understood that the name "Federated" or any derivative thereof or logo associated with that name is the valuable property of the Distributor and its affiliates, and that the Insurer has the right to use such name (or derivative or logo) only so long as this Agreement is in effect. Upon termination of this Agreement the Insurer shall forthwith cease to use such name (or derivative or logo).

     11.6 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     11.7 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     11.8 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     11.9 This Agreement may not be assigned by any party to the Agree-ment except with the written consent of the other parties to the Agreement.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         INSURANCE MANAGEMENT
                                         SERIES

ATTEST:____________________              BY:____________________________
Name:  ____________________              Name:__________________________
Title: ____________________              Title:_________________________



                                         FEDERATED SECURITIES CORP.

ATTEST:____________________              BY:____________________________
Name:  ____________________              Name:__________________________
Title: ____________________              Title:_________________________

                                         BUSINESS MEN'S ASSURANCE
                                         COMPANY OF AMERICA

ATTEST:____________________              BY:____________________________
Name:  ____________________              Name:__________________________
Title: ____________________              Title:_________________________



                          FUND PARTICIPATION AGREEMENT

Business Men's Assurance Company of America  ("Insurance  Company"),   Van  Eck
Worldwide Insurance Trust ("Trust") and the Trust's investment adviser, Van Eck Associates Corporation ("Adviser") hereby agree that shares of the series of the Trust as listed on Exhibit A, as it may, from time to time, be amended ("Portfolios"), shall be made available to serve as an underlying investment medium for Individual and Group Deferred Variable Annuity and Variable Life Contracts ("Contracts") to be offered by Insurance Company subject to the following provisions:

1. Insurance Company represents that it has established the segregated asset accounts listed in Exhibit B (the "Variable Account"), each a separate account under Missouri law, and has registered each as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") to serve as an investment vehicle for the Contracts. The Contracts provide for the allocation of net amounts received by Insurance Company to separate series of the Variable Account for investment in the shares of specified investment companies selected among those companies available through the Variable Account to act as underlying investment media. Selection of a particular investment company is made by the Contract owner who may change such selection from time to time in accordance with the terms of the applicable Contract.

2. Insurance Company agrees to make every reasonable effort to market its Contracts. It will use its best efforts to give equal emphasis and promotion to shares of the Trust as is given to other underlying investments of the Variable Account. In marketing its Contracts, Insurance Company will comply with all applicable state or Federal laws.

3. The Trust or the Adviser will provide closing net asset value, dividend and capital gain information at the close of trading each business day to Insurance Company. Insurance Company will use this data to calculate unit values, which will in turn be used to process that same business day's Variable Account unit value. The Variable Account processing will be done the same evening, and orders will be placed the morning of the following business day. Orders will be sent directly to the Trust or its specified agent, and payment for purchases will be wired to a custodial account designated by the Trust or the Adviser, so as to coincide with the order for Trust shares. The Trust will execute the orders at the net asset value as determined as of the close of trading on the prior day. Dividends and capital gains distributions shall be reinvested in additional shares at the ex-date net asset value.

4. All expenses incident to the performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall pay the cost of registration of Trust shares with the Securities and Exchange Commission ("SEC"). The Trust shall distribute, to the Variable Account, proxy material, periodic Trust reports to shareholders and other material the Trust may require to be sent to Contract owners. The Trust shall pay the cost of qualifying Trust shares in states where required. The Trust will provide Insurance Company with a reasonable quantity of the Trust's Prospectus and the reports to be used in contemplation of this Agreement. The Trust will provide Insurance Company with a copy of the Statement of Additional Information suitable for duplication.

5. Insurance Company and its agents shall make no representations concerning the Trust or Trust shares except those contained in the then current prospectuses of the Trust and in current printed sales literature of the Trust.

6. Administrative services to Contract owners shall be the responsibility of Insurance Company, and shall not be the responsibility of the Trust or the Adviser. The Trust and Adviser recognize that Insurance Company will be the sole shareholder of Trust shares issued pursuant to the Contracts. Such arrangement will result in multiple share orders.

7. The Trust shall comply with Sections 817(h) and 851 of the Internal Revenue Code of 1986, if applicable, and the regulations thereunder, and the applicable provisions of the 1940 Act relating to the diversification requirements for variable annuity, endowment, and life insurance contracts. Upon request, the Trust shall provide Insurance Company with a letter from the appropriate Trust officer certifying the Trust's compliance with the diversification requirements and qualification as a regulated investment company.

8. Insurance Company agrees to inform the Board of Trustees of the Trust of the existence of, or any potential for, any material irreconcilable conflict of interest between the interests of the Contract owners of the Variable Account investing in the Trust and/or any other separate account of any other insurance company investing in the Trust.

     A material irreconcilable conflict may arise for a variety of reasons, including:

     (a)  an action by any state insurance or other regulatory authority;

     (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, or any similar action by insurance, tax or securities regulatory authorities;

     (c)  an administrative or judicial decision in any relevant proceeding;

     (d) the manner in which the investments of any Portfolio are being managed;

     (e) a difference in voting instructions given by Contract owners and variable annuity insurance contract owners or by variable annuity or life insurance contract owners of different life insurance companies utilizing the Trust; or

     (f) a decision by Insurance Company to disregard the voting instructions of contract owners.

          Insurance Company will be responsible for assisting the Board of Trustees of the Trust in carrying out its responsibilities by providing the Board with all information reasonably necessary for the Board to consider any issue raised, including information as to a decision by Insurance Company to disregard voting instructions of Contract owners.

          It is agreed that if it is determined by a majority of the members of the Board of Trustees of the Trust or a majority of its disinterested Trustees that a material irreconcilable conflict exists affecting Insurance Company, Insurance Company shall, at its own expense, take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps may include, but are not limited to,

     (a) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Trust or submitting the questions of whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any particular group (i.e., annuity Contract owners, life insurance Contract owners or qualified Contract owners) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change;

     (b) establishing a new registered management investment company or managed separate account.

          If a material irreconcilable conflict arises because of Insurance Company's decision to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, Insurance Company may be required, at the Trust's election, to withdraw the Variable Account's investment in the Trust. No charge or penalty will be imposed against the Variable Account as a result of such withdrawal. Insurance Company agrees that any remedial action taken by it in resolving any material conflicts of interest will be carried out with a view only to the interests of Contract owners.

          For purposes hereof, a majority of the disinterested members of the Board of Trustees of the Trust shall determine whether any proposed action adequately remedies any material irreconcilable conflict. In no event will the Trust be required to establish a new funding medium for any Contracts. Insurance Company shall not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of affected Contract owners.

          The Trust will undertake to promptly make known to Insurance Company the Board of Trustees' determination of the existence of a material irreconcilable conflict and its implications.

9.   This  Agreement  shall  terminate  as to  the  sale  and  issuance  of  new
     Contracts:

     (a) at the option of Insurance Company, the Adviser or the Trust upon six months' advance written notice to the other parties;

     (b) at the option of Insurance Company, if Trust shares are not available for any reason to meet the requirements of Contracts as determined by Insurance Company. Reasonable advance notice of election to terminate shall be furnished by Insurance Company;

     (c) at the option of Insurance Company, the Adviser or the Trust, upon institution of formal proceedings against the Broker-Dealer or Broker-Dealers marketing the Contracts, the Variable Account, Insurance Company or the Trust by the National Association of Securities Dealers ("NASD"), the SEC or any other regulatory body;

     (d) upon a decision by Insurance Company, in accordance with regulations of the SEC, to substitute such Trust shares with the shares of another investment company for Contracts for which the Trust shares have been selected to serve as the underlying investment medium. Insurance Company will give 60 days' written notice to the Trust and the Adviser of any proposed vote to replace Trust shares;

     (e) upon assignment of this Agreement unless made with the written consent of each other party;

     (f) in the event Trust shares are not registered, issued or sold in conformance with Federal law or such law precludes the use of Trust shares as an underlying investment medium of Contracts issued or to be issued by Insurance Company. Prompt notice shall be given by either party to the other in the event the conditions of this provision occur.

10. Termination as the result of any cause listed in the preceding paragraph shall not affect the Trust's obligation to furnish Trust shares for Contracts then in force for which the shares of the Trust serve or may serve as an underlying medium, unless such further sale of Trust shares is proscribed by law or the SEC or other regulatory body.

11. Each notice required by this Agreement shall be given by wire and confirmed in writing to:

                                    Business Men's Assurance Company of America
                                    700 Karnes Blvd.
                                    Kansas City, Missouri 64108
                                    Attn:

                                    Van Eck Worldwide Insurance Trust
                                    99 Park Avenue, 8th Floor
                                    New York, New York 10016
                                    Attn:  President

                                    Van Eck Associates Corporation
                                    99 Park Avenue, 8th Floor
                                    New York, New York 10016
                                    Attn:  President

12. Advertising and sales literature with respect to the Trust prepared by Insurance Company or its agents for use in marketing its Contracts will be submitted to the Trust for review before such material is submitted to the SEC or NASD for review.

13. Insurance Company will distribute all proxy material furnished by the Trust and will vote Trust shares in accordance with instructions received from the Contract owners of such Trust shares. Insurance Company shall vote the Trust shares for which no instructions have been received in the same proportion as Trust shares for which said instructions have been received from Contract owners. Insurance Company and its agents will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Trust shares held for such Contract owners.

14. (a) Insurance Company agrees to indemnify and hold harmless the Trust, the Adviser, and each of its trustees, directors, officers, employees, agents and each person, if any, who controls the Trust within the meaning of the Securities Act of 1933 (the "Act") (the Trust and such persons collectively, "Trust Indemnified Person") against any losses, claims, damages or liabilities to which a Trust Indemnified Person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in information furnished by Insurance Company for use in the Registration Statement or prospectus of the Trust or in the Registration Statement or prospectus for the Variable Account, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or as a result of conduct, statements or representations (other than statements or representations contained in the prospectus and Trust-prepared sales literature of the Trust) of Insurance Company or its agents with respect to the sale and distribution of contracts for which Trust shares are an underlying investment or arise out of a breach of this Agreement; and Insurance Company will reimburse any legal or other expenses reasonably incurred by a Trust Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Insurance Company may otherwise have.

     (b) The Trust agrees to indemnify and hold harmless Insurance Company and each of its directors, officers, employees, agents and each person, if any, who controls Insurance Company within the meaning of the Act (Insurance Company and such persons collectively, "Insurance Company Indemnified Person") against any losses, claims, damages or liabilities to which an Insurance Company Indemnified Person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or Trust-prepared sales literature of the Trust, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the Trust's failure to keep each of the Trust options fully diversified and qualified as a regulated investment company as required by the applicable provisions of the Internal Revenue Code, the Investment Company Act of 1940, and any other law or regulation, or arise out of a breach of this Agreement and the Trust will reimburse any legal or other expenses reasonably incurred by an Insurance Company Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged omission made in such Registration Statement or prospectus in conformity with written information furnished to the Trust by Insurance Company specifically for use therein or in Insurance Company-prepared sales literature. This indemnity agreement will be in addition to any liability which the Trust may otherwise have.

     (c) The Adviser agrees to indemnify and hold harmless each Insurance Company Indemnified Person against any losses, claims, damages or liabilities to which an Insurance Company Indemnified Person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or Adviser-prepared sales literature of the Trust, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the Adviser's failure to keep each of the Trust and its Portfolios fully diversified and qualified as a regulated investment company as required by the applicable provisions of the Internal Revenue Code, the 1940 Act, and any other law or regulation, or arise out of a breach of this Agreement and the Adviser will reimburse any legal or other expenses reasonably incurred by each Insurance Company Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Adviser will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged omission made in such Registration Statement or prospectus in conformity with written information furnished to the Adviser by Insurance Company specifically for use therein or Insurance Company-prepared sales literature. This indemnity agreement will be in addition to any liability which the Adviser may otherwise have.

     (d) The Trust and the Adviser shall indemnify and hold Insurance Company harmless against any and all liability, loss, damages, costs or expenses which Insurance Company may incur, suffer or be required to pay directly due to the Trust's or Adviser's (or their designated agent's) (1) incorrect calculation of the daily net asset value, dividend rate or capital gain distribution rate; (2) incorrect reporting of the daily net asset value, dividend rate or capital gain distribution rate; or (3) untimely reporting of the net asset value, dividend rate or capital gain distribution rate. Any gain to Insurance Company attributable to the Trust's, or Adviser's (or their designated agent's) incorrect calculation or reporting of the daily net asset value shall be immediately returned to the Trust.

     (e) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this paragraph, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such indemnified party, after notice from the indemnifying party to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     (f) Nothing herein shall entitle an indemnified party to special, consequential or exemplary damages or damages of like kind or nature and with respect to section 14(d) hereof all liability, loss and damages shall be limited to the amount required to correct the value of the account as if there had been no incorrect calculation or reporting or untimely reporting of net asset value, dividend rate or capital gain distribution rate.

15. If, in the course of future marketing of the Contracts, Insurance Company or its agents shall request the continued assistance of the Trust's sales personnel, compensation (which will be negotiated by the Trust and Insurance Company) shall be paid by Insurance Company to the Trust.


                                       BUSINESS MEN'S ASSURANCE COMPANY
                                        OF AMERICA


_____________________________       By _______________________________
Date

                                        VAN ECK WORLDWIDE INSURANCE TRUST

_____________________________       By _______________________________
Date

                                        VAN ECK ASSOCIATES CORPORATION

_____________________________       By _______________________________
Date



                                    EXHIBIT A







                                    EXHIBIT B





                          FUND PARTICIPATION AGREEMENT

     THIS FUND PARTICIPATION AGREEMENT is made and entered into as of , 1998 by and between BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA (the "Company"), and AMERICAN CENTURY INVESTMENT SERVICES, INC. (the "Distributor").

     WHEREAS, the Company offers to the public certain group variable annuity contracts and group variable life insurance contracts (the "Contracts"); and

     WHEREAS, the Company wishes to offer as investment options under the Contracts, __________________________________________ (the "Funds"), each of which is a series of mutual fund shares registered under the Investment Company Act of 1940, as amended, and issued by TCI Portfolios, Inc. (the "Issuer"); and

     WHEREAS, on the terms and conditions hereinafter set forth Distributor and the Issuer desire to make shares of the Funds available as investment options under the Contracts and to the Company to perform certain administrative services on behalf of the Funds;

     NOW, THEREFORE, the Company and Distributor agree as follows:

     1. TRANSACTIONS IN THE FUNDS. Subject to the terms and conditions of this Agreement, Distributor will make shares of the Funds available to be purchased, exchanged, or redeemed, by the Company on behalf of the Accounts (defined in SECTION 6(A) below) through a single account per Fund at the net asset value applicable to each order. The Funds' shares shall be purchased and redeemed on a net basis in such quantity and at such time as determined by the Company to satisfy the requirements of the Contracts for which the Funds serve as underlying investment media. Dividends and capital gains distributions will be automatically reinvested in full and fractional shares of the Funds.

     2. ADMINISTRATIVE SERVICES. The Company shall be solely responsible for providing all administrative services for the Contracts owners. The Company agrees that it will maintain and preserve all records as required by law to be maintained and preserved, and will otherwise comply with all laws, rules and regulations applicable to the marketing of the Contracts and the provision of administrative services to the Contract owners.

     3. PROCESSING AND TIMING OF TRANSACTIONS.

          (a) Distributor hereby appoints the Company as its agent for the limited purpose of accepting purchase and redemption orders for Fund shares from the Plans and/or Participants, as applicable. On each day the New York Stock Exchange (the "Exchange") is open for business (each, a "Business
     Day"), the Company may receive instructions from the Plans and/or Participants for the purchase or redemption of shares of the Funds ("Orders"). Orders received and accepted by the Company prior to the close of regular trading on the Exchange (the "Close of Trading") on any given Business Day (currently, 3:00 p.m. Central time) and transmitted to the Issuer by 9:00 a.m. Central time on the next following Business Day will be executed by the Issuer at the net asset value determined as of the Close of Trading on the previous Business Day ("Day 1"). Any Orders received by the Company after the Close of Trading, and all Orders that are transmitted to the Issuer after 9:00 a.m. Central time on the next following Business Day, will be executed by the Issuer at the net asset value next determined following receipt of such Order. The day as of which an Order is executed by the Issuer pursuant to the provisions set forth above is referred to herein as the "Effective Trade Date".

          (b) By 5:30 p.m. Central time on each Business Day, Distributor will provide to the Company, via facsimile or other electronic transmission acceptable to the Company, the Funds' net asset value, dividend and capital gain information and, in the case of income funds, the daily accrual for interest rate factor (mil rate), determined at the Close of Trading.

          (c) By 9:00 a.m. Central time on each Business Day, the Company will provide to Distributor via facsimile or other electronic transmission acceptable to Distributor a report stating whether the Orders received by the Company from Participants by the Close of Trading on the preceding Business Day resulted in the Plan being a net purchaser or net seller of shares of the Funds. As used in this Agreement, the phrase "other electronic transmission acceptable to Distributor" includes the use of remote computer terminals located at the premises of the Company, its agents or affiliates, which terminals may be linked electronically to the computer system of Distributor, its agents or affiliates (hereinafter, "Remote Computer Terminals").

          (d) Upon the timely receipt from the Company of the report described in (c) above, Distributor will execute the purchase or redemption transactions (as the case may be) at the net asset value computed as of the Close of Trading on Day l. Payment for net purchase transactions shall be made by wire transfer to the custodial account designated the Funds on the Business Day next following the Effective Trade Date. Such wire transfers shall be initiated by the Company's bank prior to 3:00 p.m. Central time and received by the Funds prior to 5:00 p.m. Central time on the Business Day next following the Effective Trade Date. If payments for a purchase Order is not timely received, such Order will be executed at the net asset value next computed following receipt of payment. Payments for net redemption transactions shall be made by wire transfer by the Issuer to the account designated by the appropriate receiving party within the time period set forth in the applicable Fund's then-current prospectus; provided, however, Distributor will use all reasonable efforts to settle all redemption's on the Business Day following the Effective Trade Date. On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of Orders. Orders will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open and the Effective Trade Date will apply.

     4. PROSPECTUS AND PROXY MATERIALS.

          (a) Distributor shall provide to the shareholder of record copies of the Issuer's proxy materials, periodic fund reports to shareholders and other materials that are required by law to be sent to the Issuer's shareholders. In addition, Distributor shall provide the Company with a sufficient quantity of prospectuses of the Funds to be used in conjunction with the transactions contemplated by this Agreement, together with such additional copies of the Issuer's prospectuses as may be reasonably requested by Company. If the Company provides for pass-through voting by the Contract owners, Distributor will provide the Company with a sufficient quantity of proxy materials for each Contract owner.

          (b) The cost of preparing, printing and shipping of the prospectuses, proxy materials periodic fund reports and other materials of the Issuer to the Company shall be paid by Distributor or its agents or affiliates; provided, however, that if at any time Distributor or its agent reasonably deems the usage by the Company of such items to be excessive, it may, prior to the delivery of any quantity of materials in excess of what is deemed reasonable, request that the Company demonstrate the reasonableness of such usage. If the Distributor believes the reasonableness of such usage has not been adequately demonstrated, it may request that the Company pay the cost of printing (including press time) and delivery of any excess copies of such materials. Unless the Company agrees to make such payments, Distributor may refuse to supply such additional materials and this section shall not be interpreted as requiring delivery by Distributor or Issuer of any copies in excess of the number of copies required by law.

          (c) The cost of distribution, if any, of any prospectuses, proxy materials, periodic fund reports and other materials of the Issuer to the Contract owners shall be paid by the Company and shall not be the responsibility of Distributor or the Issuer.

     5. COMPENSATION AND EXPENSES.

          (a) The Accounts shall be the sole shareholder of Fund shares purchased for the Contract owners pursuant to this Agreement (the "Record Owners"). The Company and the Record Owners shall properly complete any applications or other forms required by Distributor or the Issuer from time to time.

          (b) Distributor acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each Contract owner as a shareholder. In consideration of the Administrative Services and performance of all other obligations under this Agreement by the Company, Distributor will pay the Company a fee (the "Administrative Services fee") equal to _________ points per annum of the average aggregate amount invested by the Company under this Agreement, commencing with the month in which the average aggregate market value of investments by the Company (on behalf of the Contract owners) in the Funds exceeds $_________. No payment obligation shall arise until the Company's average aggregate investment in the Funds reaches $___________, and such payment obligation, once commenced, shall be suspended with respect to any month during which the Company's average aggregate investment in the Funds drops below $__________.

          (c) The parties understand that Distributor customarily pays, out of its management fee, another affiliated corporation for the type of administrative services to be provided by the Company to the Contract owners. The parties agree that the payments by Distributor to the Company, like Distributor's payments to its affiliated corporation, are for administrative services only and do not constitute payment in any manner for investment advisory services or for costs of distribution.

          (d) For the purposes of computing the payment to the Company contemplated by this SECTION 5, the average aggregate amount invested by the Accounts in the Funds over a one month period shall be computed by totaling the Company's aggregate investment (share net asset value multiplied by total number of shares of the Funds held by the Company) on each Business Day during the month and dividing by the total number of Business Days during such month.

          (e) Distributor will calculate the amount of the payment to be made pursuant to this SECTION 5 at the end of each calendar quarter and will make such payment to the Company within 30 days thereafter. The check for such payment will be accompanied by a statement showing the calculation of the amounts being paid by Distributor for the relevant months and such other supporting data as may be reasonably requested by the Company and shall be mailed to:

                      Business Men's Assurance Company of America
                      700 Karnes Blvd.
                      Kansas City, Missouri 64108
                      Attention: __________________


          (f) In the event Distributor reduces its management fee with respect to any Fund after the date hereof, Distributor may amend the Administrative Services fee payable with regard to such Fund by providing the Company 30 days' advance written notice of any such adjustment. The revised Administrative Services fee shall become effective as of the latter of 30 days from the date of delivery of the notice or the date prescribed in the notice.

     6. REPRESENTATIONS AND WARRANTIES.

          (a) The Company represents and warrants that: (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms; (ii) it has established the Separate Account C and the Separate Account E (the "Accounts"), each of which is a separate account under Texas Insurance law, and has registered each Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") to serve as an investment vehicle for the Contracts; (iii) each Contract provides for the allocation of net amounts received by the Company to an Account for investment in the shares of one of more specified investment companies selected among those companies available through the Account to act as underlying investment media; (iv) selection of a particular investment company is made by the Contract owner under a particular Contract, who may change such selection from time to time in accordance with the terms of the applicable Contract; and (v) the activities of the Company contemplated by the Agreement comply with all provisions of federal and state insurance, securities, and tax laws applicable to such activities.

          (b) Distributor represents that: (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of Distributor enforceable in accordance with its terms; and (ii) the investments of the Funds will at all times be adequately diversified within the meaning of Section 817(h) of the Internal Revenue Service Code of 1986, as amended (the "Code"), and the regulations thereunder, and that at all times while this Agreement is in effect, all beneficial interests in each of the Funds will be owned by one or more insurance companies or by any other party permitted under Section 1.817-5(f)(3) of the Regulations promulgated under the Code.

     7. ADDITIONAL COVENANTS AND AGREEMENTS.

          (a) Each party shall comply with all provisions of federal and state laws applicable to its respective activities under this Agreement.

          (b) Each party shall promptly notify the other parties in the event that it is, for any reason, unable to perform any of its obligations under this Agreement.

          (c) The Company covenants and agrees that all Orders accepted and transmitted by it hereunder with respect to each Account on any Business Day will be based upon instructions that it received from the Contract owners in proper form prior to the Close of Trading of the Exchange on that Business Day.

          (d) The Company covenants and agrees that all Orders transmitted to the Issuer, whether by telephone, telecopy, or other electronic transmission acceptable to Distributor, shall be sent by or under the authority and direction of a person designated by the Company as being duly authorized to act on behalf of the owner of the Accounts. Absent actual knowledge to the contrary, Distributor shall be entitled to rely on the existence of such authority and to assume that any person transmitting Orders for the purchase, redemption or transfer of Fund shares on behalf of the Company is "an appropriate person" as used in Sections 8-107 and 8-401 of the Uniform Commercial Code with respect to the transmission of instructions regarding Fund shares on behalf of the owner of such Fund shares. The Company shall maintain the confidentiality of all passwords and security procedures issued, installed or otherwise put in place with respect to the use of Remote Computer Terminals and assumes full responsibility for the security therefor. The Company further agrees to be solely responsible for the accuracy, propriety and consequences of all data transmitted to Distributor by the Company by telephone, telecopy or other electronic transmission acceptable to Distributor.

          (e) The Company agrees to make every reasonable effort to market its Contracts. It will use its best efforts to give equal emphasis and promotion to shares of the Funds as is given to other underlying investments of the Accounts.

          (f) The Company shall not, without the written consent of Distributor, make representations concerning the Issuer or the shares of the Funds except those contained in the then current prospectus and in current printed sales literature approved by Distributor or the Issuer.

          (g) Advertising and sales literature with respect to the Issuer or the Funds prepared by the Company or its agents, if any, for use in marketing shares of the Funds as underlying investment media to Contract owners shall be submitted to Distributor for review investment media to Contract owners shall be subject to review and: before such material is used.

          (h) The Company will provide to Distributor at least one complete copy of all registration statements, prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, and all amendments or supplements to any of the above that include a description of or information regarding the Funds promptly after the filing of such document with the SEC or other regulatory authority.

     8. USE OF NAMES. Except as otherwise expressly provided for in this Agreement, neither Distributor nor the Funds shall use any trademark, trade name, service mark or logo of the Company, or any variation of any such trademark, trade name, service mark or logo, without the Company's prior written consent, the granting of which shall be at the Company's sole option. Except as otherwise expressly provided for in this Agreement, the Company shall not use any trademark, trade name, service mark or logo of the Issuer or Distributor, or any variation of any such trademarks, trade names, service marks, or logos, without the prior written consent of either the Issuer or Distributor, as appropriate, the granting of which shall be at the sole option of Distributor and/or the Issuer.

     9. PROXY VOTING.

          (a) The Company shall provide pass-through voting privileges to all Contract owners so long as the SEC continues to interpret the 1940 Act as requiring such privileges. It shall be the responsibility of the Company to assure that it and the separate accounts of the other Participating Companies (as defined in SECTION 11(A) below) participating in any Fund calculate voting privileges in a consistent manner.

          (b) The Company will distribute to Contract owners all proxy material furnished by Distributor and will vote shares in accordance with instructions received from such Contract owners. The Company shall vote Fund shares for which no instructions have been received in the same proportion as shares for which such instructions have been received. The Company and its agents shall not oppose or interfere with the solicitation of proxies for Fund shares held for such Contract owners.

     10. INDEMNITY.

          (a) Distributor agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, affiliates and each person, if any, who controls the Company within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this SECTION 10(A)) against any losses, claims, expenses, damages or liabilities (including amounts paid in settlement thereof or litigation expenses (including legal and other expenses) (collectively, "Losses"), to which the Indemnified Parties may become subject, insofar as such Losses result from a breach by Distributor of a material provision of this Agreement. Distributor will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. Distributor shall not be liable for indemnification hereunder if such Losses are attributable to the negligence or misconduct of the Company in performing its obligations under this Agreement.

          (b) The Company agrees to indemnify and hold harmless Distributor and the Issuer and their respective officers, directors, employees, agents, affiliates and each person, if any, who controls the Issuer or Distributor within the meaning of the Securities Act of 1933 (collectively. the "Indemnified Parties" for purposes of this Section 10(b)) against any Losses to which Indemnified Parties may become subject, insofar as such Losses (i) result from a breach by the Company of a material-provision of this Agreement, or (ii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement or prospectus of the Company regarding the Contracts, if any, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
     (iii) result from the use by any person of a Remote Computer Terminal, The Company will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. The Company shall not be liable for indemnification hereunder if such Losses are attributable to the negligence or misconduct of Distributor or the Issuer in performing their obligations under this Agreement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
     SECTION 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this SECTION 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnifying party assumes the defense of any such action, the indemnifying party shall not, without the prior written consent of the indemnified parties in such action, settle or compromise the liability of the indemnified parties in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent, each indemnified party receives from such claimant an unconditional release from all liability in respect of such claim.

     11. POTENTIAL CONFLICTS.

          (a) The Company has received a copy of an application for exemptive relief, as amended, filed by Distributor on December 21, 1987, with the SEC and the order issued by the SEC in response thereto (the "Shared Funding Exemptive Order"). The Company has reviewed the conditions to the requested relief set forth in such application for exemptive relief As set forth in such application, the Board of Directors of the Issuer (the "Board") will monitor the Issuer for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts ("Participating Companies") investing in funds of the Issuer. An irreconcilable material conflict may arise for a variety of reasons, including: (i) an action by any state insurance regulatory authority; (ii) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar actions by insurance, tax or securities regulatory authorities; (iii) an administrative or judicial decision in any relevant proceeding; (iv) the manner in which the investments of any portfolio are being managed; (v) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (vi) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

          (b) The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

          (c) If a majority of the Board, or a majority of its disinterested Board members, determines that a material irreconcilable conflict exists with regard to contract owner investments in a Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that the Company is responsible for causing or creating said conflict, the Company shall at its sole -cost and expense, and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include but shall not be limited to:

               (i) withdrawing the assets allocable to the Accounts from the Fund and reinvesting such assets in a different investment medium or submitting the question of whether such segregation should be implemented to a vote of all affected contract owners and as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and/or

               (ii) establishing a new registered management investment company or managed separate account.

          (d) If a material irreconcilable conflict arises as a result of a decision by the Company to disregard its contract owner voting instructions and said decision represents a minority position or would preclude a majority vote by all of its contract owners having an interest in the Issuer, the Company at its sole cost, may be required, at the Board's election, to withdraw an Account's investment in the Issuer and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

          (e) For the purpose of this SECTION 11, a majority of the disinterested Board members shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Issuer be required to establish a new funding medium for any Contract. The Company shall not be required by this SECTION 11 to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contract owners materially adversely affected by the irreconcilable material conflict.

     12. TERMINATION; WITHDRAWAL OF OFFERING. This Agreement may be terminated by either party upon 180 days' prior written notice to the other parties. Notwithstanding the above, each Issuer reserves the right, without prior notice, to suspend sales of shares of any Fund, in whole or in part, or to make a limited  offering  of  shares  of any of the  Funds  in the  event  that (A) any regulatory body commences formal proceedings against the Company, Distributor, affiliates of Distributor, or any of the Issuers, which proceedings Distributor reasonably believes may have a material adverse impact on the ability of-Distributor, the Issuers or the Company to perform its obligations under this Agreement or (B) in the judgment of Distributor, declining to accept any additional instructions for the purchase or sale of shares of any such Fund is warranted by market, economic or terminated immediately (i) by any party as a result of any other breach of this Agreement by another party, which breach is not cured within 30 days after receipt of notice from the other party, or (ii) by any party upon a determination that continuing to perform under this Agreement would, in the reasonable opinion of the terminating party's counsel, violate any applicable federal or state law, rule, regulation or judicial order. Termination of this Agreement shall not affect the obligations of the parties to make payments under SECTION 3 for Orders received by the Company prior to such termination and shall not affect the Issuers' obligation to maintain the Accounts in the name of the Plans or any successor trustee or recordkeeper for the Plans. Following termination, Distributor shall not have any Administrative Services payment obligation to the Company (except for payment obligations accrued but not yet paid as of the termination date).

     13. CONTINUATION OF AGREEMENT. Termination as the result of any cause listed in SECTION 12 shall not affect the Distributor's obligation to cause the Issuer to furnish its shares to Contracts then in force for which its shares serve or may serve as the underlying medium (unless such further sale of Fund shares is proscribed by law or the SEC or other regulatory body). Following termination, Distributor shall not have any Administrative Services payment obligation to the Company (except for payment obligations accrued but not yet paid as of the termination date).

     14. NON-EXCLUSIVITY. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

     15. SURVIVAL. The provisions of SECTION 8 (use of names) and SECTION 10 (indemnity) of this Agreement shall survive termination of this Agreement.

     16. AMENDMENT. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by all of the parties hereto.

     17. NOTICES. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopier, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

                           Business Men's Assurance Company of America
                           700 Karnes Blvd.
                           Kansas City, Missouri 64108
                           Attention:
                                          (office number)
                                          (telecopy number)

To the Issuer or Distributor:

                           American Century Mutual Funds
                           4500 Main Street
                           Kansas City, Missouri 641 11
                           Attention:   Charles A. Etherington, Esq.
                           (816) 340-4051 (office number)
                           (816) 340-4964 (telecopy number)

Any notice,  demand or other  communication given in a manner prescribed in this
SECTION 17 shall be deemed to have been delivered on receipt.

     18. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned without the written consent of all parties to the Agreement at the time of such assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

     20. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     21. ENTIRE AGREEMENT. This Agreement, including the Attachments hereto, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes all previous agreements, written or oral, with respect to such matters.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.






AMERICAN CENTURY INVESTMENT                       BUSINESS MEN'S ASSURANCE
SERVICES, INC.                                    COMPANY OF AMERICA

By:____________________________                   By:___________________________




                      FORM OF FUND PARTICIPATION AGREEMENT


                             PARTICIPATION AGREEMENT
                             ______________________

                                      AMONG
                                      _____

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.
                     ______________________________________

                            INVESCO FUNDS GROUP, INC.
                             _______________________

                                       AND
                                       ___

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

     THIS AGREEMENT, made and entered into this ___ day of _______________, 199_ by and among BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA, (hereinafter the "Insurance Company"), a Missouri corporation, on its own behalf and on behalf of each segregated asset account of the Insurance Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), INVESCO VARIABLE INVESTMENT FUNDS, INC., a Maryland corporation (the "Company") and INVESCO FUNDS GROUP, INC. ("INVESCO"), a Delaware corporation.

     WHEREAS, the Company engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable annuity and life insurance contracts to be offered by insurance companies which have entered into participation agreements substantially identical to this Agreement ("Participating Insurance Companies"),and

     WHEREAS, the beneficial interest in the Company is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and

     WHEREAS, the Company has obtained an order from the Securities and Exchange Commission (the "Commission"), dated December 29, 1993 (File No. 812-8590), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15)and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Company to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another (the "Mixed and Shared Funding Exemptive Order"); and

     WHEREAS, the Company is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, INVESCO is duly registered as an investment adviser under the Investment Advisers Act of 1940 and any applicable state securities law and as a broker dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the Insurance Company has registered under the 1933 Act, or will register under the 1933 Act, certain variable [annuity / life insurance] contracts identified by the form number(s) listed on Schedule B to this Agreement, as amended from time to time hereafter by mutual written agreement of all the parties hereto (the "Contracts"); and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the board of directors of the Insurance Company on the date shown for that Account on Schedule A hereto, to set aside and invest assets attributable to the Contracts; and

     WHEREAS, the Insurance Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Insurance Company intends to purchase shares in the Funds on behalf of the Accounts to fund the Contracts and INVESCO is authorized to sell such shares to unit investment trusts such as the Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Insurance Company, the Company and INVESCO agree as follows:


ARTICLE I. SALE OF COMPANY SHARES

     1.1. INVESCO agrees to sell to the Insurance Company those shares of the Company which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Company or its designee of the order for the shares of the Company. For purposes of this Section 1.1, the Insurance Company shall be the designee of the Company for receipt of such orders from the Accounts and receipt by such designee shall constitute receipt by the Company; provided that the Company receives notice of such order by 8:00 a.m., Mountain Time, on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Company calculates its net asset value pursuant to the rules of the Commission.

     1.2. The Company agrees to make its shares available for purchase at the applicable net asset value per share by the Insurance Company and its Accounts on those days on which the Company calculates its Funds' net asset values pursuant to rules of the Commission and the Company shall use reasonable efforts to calculate its Funds' net asset values on each day on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the board of directors of the Company (hereinafter the "Board") may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of that Fund.

     1.3. The Company and INVESCO agree that shares of the Company will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Fund will be sold to the general public.

     1.4. The Company and INVESCO will not sell Company shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Sections 2.1, 3.4, 3.5 and Article VII of this Agreement is in effect to govern such sales.

     1.5. The Company agrees to redeem, on the Insurance Company's request, any full or fractional shares of the Company held by the Insurance Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Company or its designee of the request for redemption. For purposes of this Section 1.5, the Insurance Company shall be the designee of the Company for receipt of requests for redemption from each Account and receipt by that designee shall constitute receipt by the Company; provided that the Company receives notice of the request for redemption by 8:00 a.m., Mountain Time, on the next following Business Day.

     1.6. The Insurance Company agrees to purchase and redeem the shares of each Fund offered by the then-current prospectus of the Company in accordance with the provisions of that prospectus. The Insurance Company agrees that all net amounts available under the Contracts shall be invested in the Company, in such other Funds advised by INVESCO as may be mutually agreed to in writing by the parties hereto, or in the Insurance Company's general account, provided that such amounts may also be invested in an investment company other than the Company if (a) the other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Funds of the Company; or (b) the Insurance Company gives the Company and INVESCO 45 days written notice of its intention to make the other investment company available as a funding vehicle for the Contracts; or (c) the other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Insurance Company so informs the Company and INVESCO prior to their signing this Agreement; or (d) the Company or INVESCO consents to the use of the other investment company.

     1.7. The Insurance Company shall pay for Company shares by 9:00 a.m., Mountain Time, on the next Business Day after an order to purchase Company shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For the purpose of Sections 2.10 and 2.11, upon receipt by the Company of the federal funds so wired, such funds shall cease to be the responsibility of the Insurance Company and shall become the responsibility of the Company. Payment of net redemption proceeds (aggregate redemptions of a Fund's shares by an Account minus aggregate purchases of that Fund's shares by that Account) of less than $1 million for a given Business Day will be made by wiring federal funds to the Insurance Company on the next Business Day after receipt of the redemption request. Payment of net redemption proceeds of $1 million or more will be by wiring federal funds within seven days after receipt of the redemption request. Notwithstanding the foregoing, in the event that one or more Funds has insufficient cash on hand to pay net redemptions on the next Business Day, and if such Fund has determined to settle redemption transactions for all of its shareholders on a delayed basis (more than one Business Day, but in no event more than seven calendar days, after the date on which the redemption order is received, unless otherwise permitted by an order of the Commission under Section 22(e) of the 1940 Act), the Company shall be permitted to delay sending redemption proceeds to the Insurance Company by the same number of days that the Company is delaying sending redemption proceeds to the other shareholders of the Fund.

     Redemptions of up to the lesser of $250,000 or 1% of the net asset value of the Fund whose shares are to be redeemed in any 90-day period will be made in cash. Redemptions in excess of that amount in any 90-day period may, in the sole discretion of the Company, be in-kind redemptions, with the securities to be delivered in payment of redemptions selected by the Company and valued at the value assigned to them in computing the Fund's net asset value per share.

     1.8. Issuance and transfer of the Company's shares will be by book entry only. Stock certificates will not be issued to the Insurance Company or any Account. Shares ordered from the Company will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.9. The Company shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Insurance Company of any income, dividends or capital gain distributions payable on the Funds' shares. The Insurance Company hereby elects to receive all income dividends and capital gain distributions payable on a Fund's shares in additional shares of that Fund. The Insurance Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Company shall notify the Insurance Company of the number of shares issued as payment of dividends and distributions.

     1.10. The Company shall make the net asset value per share for each Fund available to the Insurance Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make those per-share net asset values available by 6:00 p.m., Mountain Time.

ARTICLE II. REPRESENTATIONS AND WARRANTIES

     2.1. The Insurance Company represents and warrants that the Contracts are, or will be, registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with applicable state insurance suitability requirements. The Insurance Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under Section _____ of the Missouri Insurance Code and has registered, or prior to any issuance or sale of the Contracts will register, the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2. The Company represents and warrants that Company shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sale in compliance with the laws of the State of Maryland and all applicable federal securities laws and that the Company is and shall remain registered under the 1940 Act. The Company shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Company shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Company or INVESCO.

     2.3. The Company represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain that qualification (under Subchapter M or any successor or similar provision) and that it will notify the Insurance Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Insurance Company represents and warrants that the Contracts are currently treated as [annuity / life insurance / endowment / modified endowment] contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Company and INVESCO immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5. The Company currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Company undertakes to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Company makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

     2.7. INVESCO represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the Commission. INVESCO further represents that it will sell and distribute the Company shares in accordance with the laws of the __________ of __________ and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.8. The Company represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

     2.9. INVESCO represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it shall perform its obligations for the Company in compliance in all material respects with the laws of the __________ of __________ and any applicable state and federal securities laws.

     2.10. The Company and INVESCO represent and warrant that all of their officers, employees, investment advisers, investment sub-advisers, and other individuals or entities dealing with the money and/or securities of the Company are, and shall continue to be at all times, covered by a blanket fidelity bond or similar coverage for the benefit of the Company in an amount not less than the minimum coverage required currently by Section 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. That fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.11. The Insurance Company represents and warrants that all of its officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Company are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Company, in an amount not less than the minimum coverage required currently for entities subject to the requirements of Rule 17g-1 of the 1940 Act or related provisions or may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Insurance Company further represents and warrants that the employees of Insurance Company, or such other persons designated by Insurance Company, listed on Schedule C have been authorized by all necessary action of Insurance Company to give directions, instructions and certifications to the Company and INVESCO on behalf of Insurance Company. The Company and INVESCO are authorized to act and rely upon any directions, instructions and certifications received from such persons unless and until they have been notified in writing by the Insurance Company of a change in such persons, and the Company and INVESCO shall incur no liability in doing so.

     2.12. The Insurance Company represents and warrants that it will not purchase Company shares with Account assets derived from tax-qualified retirement plans except indirectly, through Contracts purchased in connection with such plans.

ARTICLE III. PROSPECTUSES AND PROXY STATEMENTS; VOTING

     3.1. INVESCO shall provide the Insurance Company (at the Insurance Company's expense) with as many copies of the Company's current prospectus as the Insurance Company may reasonably request. If requested by the Insurance Company in lieu thereof, the Company shall provide such documentation (including a final copy of the new prospectus as set in type at the Company's expense) and other assistance as is reasonably necessary in order for the Insurance Company once each year (or more frequently if the prospectus for the Company is amended) to have the prospectus for the Contracts and the Company's prospectus printed together in one document (at the Insurance Company's expense).

     3.2. The Company's prospectus shall state that the Statement of Additional Information for the Company (the "SAI") is available from INVESCO (or in the Company's discretion, the Prospectus shall state that the SAI is available from the Company), and INVESCO (or the Company), at its expense, shall print and provide the SAI free of charge to the Insurance Company and to any owner of a Contract or prospective owner who requests the SAI.

     3.3. The Company, at its expense, shall provide the Insurance Company with copies of its proxy material, reports to stockholders and other communications to stockholders in such quantity as the Insurance Company shall reasonably require for distributing to Contract owners.

     3.4. If and to the extent required by law, the Insurance Company shall:

          (i)  solicit voting instructions from Contract owners;

          (ii) vote the Company shares in accordance with instructions received from Contract owners; and

          (iii)vote Company shares for which no instructions have been received in the same proportion as Company shares of such portfolio for which instructions have been received:

so long as and to the extent that the Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Insurance Company reserves the right to vote Company shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Company calculates voting privileges in a manner consistent with the standards set forth on Schedule D attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies. The Insurance Company shall fulfill its obligations under, and abide by the terms and conditions of, the Mixed and Shared Funding Exemptive Order.

     3.5. The Company will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Company will either provide for annual meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Company currently intends, comply with Section 16(c) of the 1940 Act (although the Company is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Company will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV. SALES MATERIAL AND INFORMATION

     4.1. The Insurance Company shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company, a sub-adviser of one of the Funds, or INVESCO is named, at least fifteen calendar days prior to its use. No such material shall be used if the Company or its designee objects to such use within ten calendar days after receipt of such material.

     4.2. The Insurance Company shall not give any information or make any representations or statements on behalf of the Company or concerning the Company in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Company's shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved by the Company or its designee or by INVESCO, except with the permission of the Company or INVESCO.

     4.3. The Company, INVESCO, or its designee shall furnish, or shall cause to be furnished, to the Insurance Company or its designee, each piece of sales literature or other promotional material in which the Insurance Company and/or its separate account(s), is named at least fifteen calendar days prior to its use. No such material shall be used if the Insurance Company or its designee object to such use within ten calendar days after receipt of that material.

     4.4. The Company and INVESCO shall not give any information or make any representations on behalf of the Insurance Company or concerning the Insurance Company, the Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as that registration statement and prospectus may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Insurance Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Insurance Company or its designee, except with the permission of the Insurance Company.

     4.5.  The  Company  will  provide  to the  Insurance  Company  at least one complete copy of each registration statement, prospectus, statement of additional information, report, proxy statement, piece of sales literature or other promotional material, application for exemption, request for no-action letter, and any amendment to any of the above, that relate to the Company or its shares, contemporaneously with the filing of the document with the Commission, the NASD, or other regulatory authorities.

     4.6. The Insurance Company will provide to the Company at least one complete copy of each registration statement, prospectus, statement of additional information, report, solicitation for voting instructions, piece of sales literature and other promotional material, application for exemption, request for no action letter, and any amendment to any of the above, that relates to the Contracts or the Account, contemporaneously with the filing of the document with the Commission, the NASD, or other regulatory authorities.

     4.7. For purposes of this Agreement, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements, newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

     4.8. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested. Company agrees that Insurance Company shall have the right to inspect, audit and copy all records pertaining to the performance of services under this Agreement pursuant to the requirements of the California Insurance Department. However, Company and INVESCO shall own and control all of their respective records pertaining to their performance of the services under this Agreement.


ARTICLE V. FEES AND EXPENSES

     5.1. The Company and INVESCO shall pay no fee or other compensation to the Insurance Company under this agreement, except that if the Company or any Fund adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then INVESCO may make payments to the Insurance Company if and in amounts agreed to by INVESCO in writing, subject to review by the board of directors of the Company. No such payments shall be made directly by the Company.

     5.2. All expenses incident to performance by the Company under this Agreement shall be paid by the Company. The Company shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Company or INVESCO, in accordance with applicable state laws prior to their sale. The Company shall bear the expenses for the cost of registration and qualification of the Company's shares, preparation and filing of the Company's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Company's shares.

     5.3. The Insurance Company shall bear the expenses of printing and distributing to Contract owners the Contract prospectuses and of distributing to Contract owners the Company's prospectus, proxy materials and reports.


ARTICLE VI. DIVERSIFICATION

     6.1. The Company  will, at the end of each  calendar  quarter,  comply with
Section 817(h) of the Code and Treasury Regulation 1.817-5 relating to the diversification requirements for variable annuity, endowment, modified endowment or life insurance contracts and any amendments or other modifications to that Section or Regulation.


ARTICLE VII. POTENTIAL CONFLICTS

     7.1. The Board will monitor the Company for the existence of any material irreconcilable conflict between the interests of the variable contract owners of all separate accounts investing in the Company. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding) (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of variable contract owners. The Board shall promptly inform the Insurance Company if it determines that an irreconcilable material conflict exists and the implications thereof. The Board shall have sole authority to determine whether an irreconcilable material conflict exists and such determination shall be binding upon the Insurance Company.

     7.2 The Insurance Company will report promptly any potential or existing conflicts of which it is aware to the Board. The Insurance Company will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Insurance Company to inform the Board whenever Contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by Insurance Company with a view only to the interests of the Contract owners.

     7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Company, INVESCO, or any sub-adviser to any of the Funds (the "Independent Directors"), that a material irreconcilable conflict exists, the Insurance Company and/or other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Company or any Fund and reinvesting those assets in a different investment medium, including (but not limited to) another Fund of the Company, or submitting the question whether such segregation should be implemented to a vote of all affected variable contract owners and, as appropriate, segregating the assets of any appropriate group (e.g., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected variable contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account and obtaining approval thereof by the Commission.

     7.4. If a material irreconcilable conflict arises because of a decision by the Insurance Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Insurance Company may be required, at the Company's election, to withdraw the affected Account's investment in the Company and terminate this Agreement with respect to that Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Company gives written notice that this provision is being implemented, and until the end of that six month period INVESCO and the Company shall continue to accept and implement orders by the Insurance Company for the purchase (and redemption)of shares of the Company.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Insurance Company conflicts with the majority of other state regulators, then the Insurance Company will withdraw the affected Account's investment in the Company and terminate this Agreement with respect to that Account within six months after the Board informs the Insurance Company in writing that it has determined that the state insurance regulator's decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Until the end of the foregoing six month period, INVESCO and the Company shall continue to accept and implement orders by the Insurance Company for the purchase (and redemption) of shares of the Company.

     7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the Independent Directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Company be required to establish a new funding medium for the Contracts. The Insurance Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Insurance Company will withdraw the Account's investment in the Company and terminate this Agreement within six (6) months after the Board informs the Insurance Company in writing of the foregoing determination, provided, however, that the withdrawal and termination shall be limited to the extent required by the material irreconcilable conflict, as determined by a majority of the Independent Directors.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Actor the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (as the Company and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent those rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to those Sections are contained in the Rule(s) as so amended or adopted.


ARTICLE VIII. INDEMNIFICATION

8.1. INDEMNIFICATION BY THE INSURANCE COMPANY

     8.1(a). The Insurance Company agrees to indemnify and hold harmless the Company and each director of the Board and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Insurance Company) or litigation(including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Company's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Insurance Company by or on behalf of the Company for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or shares of the Company;

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Company not supplied by the Insurance Company, or persons under its control) or wrongful conduct of the Insurance Company or persons under its control, with respect to the sale or distribution of the Contracts or Company Shares; or

     (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Company or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of the Insurance Company: or

     (iv) arise as a result of any failure by the Insurance Company to provide the services and furnish the materials under the terms of this Agreement; or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Insurance Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Insurance Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Insurance Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from that Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of that Indemnified Party's duties or by reason of that Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Company, whichever is applicable.

     8.1(c). The Insurance Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless that Indemnified Party shall have notified the Insurance Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon that indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Insurance Company of its obligations hereunder except to the extent that the Insurance Company has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify the Insurance Company of any such claim shall not relieve the Insurance Company from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Insurance Company shall be entitled to participate, at its own expense, in the defense of the action. The Insurance Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; PROVIDED, HOWEVER, that if the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Insurance Company, the Insurance Company shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall the Insurance Company be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice from the Insurance Company to the Indemnified Party of the Insurance Company's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Insurance Company will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by the party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Insurance Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Company's shares or the Contracts or the operation of the Company.

     8.2. INDEMNIFICATION BY INVESCO

     8.2(a). INVESCO agrees to indemnify and hold harmless the Insurance Company and each of its directors and officers and each person, if any, who controls the Insurance Company within the meaning of Section 15 of the 1933 Act(collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of INVESCO) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Company's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Company (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if the statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to INVESCO or the Company by or on behalf of the Insurance Company for use in the registration statement or prospectus for the Company or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Company shares: or

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by INVESCO or persons under its control) or wrongful conduct of the Company, INVESCO or persons under their control, with respect to the sale or distribution of the Contracts or shares of the Company; or

     (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Insurance Company by or on behalf of the Company; or

     (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

     (v) arise out of or result from any material breach of any representation and/or warranty made by INVESCO in this Agreement or arise out of or result from any other material breach of this Agreement by INVESCO; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b) INVESCO shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from the Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Insurance Company or the Account, whichever is applicable.

     8.2(c) INVESCO shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless the Indemnified Party shall have notified INVESCO in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve INVESCO of its obligations hereunder except to the extent that INVESCO has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify INVESCO of any such claim shall not relieve INVESCO from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, INVESCO will be entitled to participate, at its own expense, in the defense thereof. INVESCO also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; PROVIDED, HOWEVER, that if the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to INVESCO, INVESCO shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall INVESCO be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice from INVESCO to the Indemnified Party of INVESCO's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and INVESCO will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by that party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d) The Insurance Company agrees to notify INVESCO promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

     8.3  INDEMNIFICATION BY THE COMPANY

     8.3(a). The Company agrees to indemnify and hold harmless the Insurance Company, and each of its directors and officers and each person, if any, who controls the Insurance Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as those losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Company and:

     (i) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

     (ii) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by, and in accordance with the provisions of, Sections 8.3(b) and 8.3(c) hereof.

     8.3(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from the Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Insurance Company, the Company, INVESCO or the Account, whichever is applicable.

     8.3(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless the Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Company of its obligations hereunder except to the extent that the Company has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company will be entitled to participate, at its own expense, in the defense thereof. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; PROVIDED, HOWEVER, that if the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Company, the Company shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall the Company be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice from the Company to the Indemnified Party of the Company's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by that party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Insurance Company and INVESCO agree promptly to notify the Company of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Company.

ARTICLE IX. APPLICABLE LAW

     9.1. This Agreement shall be construed and provisions hereof interpreted under and in accordance with the laws of the State of Colorado.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 acts, and the rules and regulations and rulings thereunder, including any exemptions from those statutes, rules and regulations the Commission may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.


ARTICLE X. TERMINATION

     10.1. This Agreement shall terminate:

     (a) at the option of any party upon one year advance written notice to the other parties; provided, however such notice shall not be given earlier than one year following the date of this Agreement; or

     (b) at the option of the Insurance Company to the extent that shares of Funds are not reasonably available to meet the requirements of the Contracts as determined by the Insurance Company, provided however, that such a termination shall apply only to the Fund(s) not reasonably available. Prompt written notice of the election to terminate for such cause shall be furnished by the Insurance Company; or

     (c) at the option of the Company in the event that formal administrative proceedings are instituted against the Insurance Company by the NASD, the Commission, an insurance commissioner or any other regulatory body regarding the Insurance Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Company's shares, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Insurance Company to perform its obligations under this Agreement; or

     (d) at the option of the Insurance Company in the event that formal administrative proceedings are instituted against the Company or INVESCO by the NASD, the Commission, or any state securities or insurance department or any other regulatory body, provided, however, that the Insurance Company determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company or INVESCO to perform its obligations under this Agreement; or

     (e) with respect to any Account, upon requisite vote of the Contract owners having an interest in that Account (or any subaccount) to substitute the shares of another investment company for the corresponding Fund shares in accordance with the terms of the Contracts for which those Fund shares had been selected to serve as the underlying investment media. The Insurance Company will give at least 30 days' prior written notice to the Company of the date of any proposed vote to replace the Company's shares; or

     (f) at the option of the Insurance Company, in the event any of the Company's shares are not registered, issued or sold in accordance with applicable state and/or federal law or exemptions therefrom, or such law precludes the use of those shares as the underlying investment media of the Contracts issued or to be issued by the Insurance Company; or

     (g) at the option of the Insurance Company, if the Company ceases to qualify as a regulated investment company under Subchapter M of the Code or under any successor or similar provision, or if the Insurance Company reasonably believes that the Company may fail to so qualify; or

     (h) at the option of the Insurance Company, if the Company fails to meet the diversification requirements specified in Article VI hereof; or

     (i) at the option of either the Company or INVESCO, if (1) the Company or INVESCO, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Insurance Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of either the Company or INVESCO, (2) the Company or INVESCO shall notify the Insurance Company in writing of that determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Insurance Company and any other changes in circumstances since the giving of such a notice, the determination of the Company or INVESCO shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

     (j) at the option of the Insurance Company, if (1) the Insurance Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Company or INVESCO has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Insurance Company, (2) the Insurance Company shall notify the Company and INVESCO in writing of the determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Company and/or INVESCO and any other changes in circumstances since the giving of such a notice, the determination shall continue to apply on the sixtieth (60th) day following the giving of the notice, which sixtieth day shall be the effective date of termination; or

     (k) at the option of either the Company or INVESCO, if the Insurance Company gives the Company and INVESCO the written notice specified in
          Section 1.6(b) hereof and at the time that notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(k) shall be effective forty five (45) days after the notice specified in Section 1.6(b) was given.

     10.2. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

     10.3 NOTICE REQUIREMENT. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

     (a)  in the event  that any  termination  is based upon the  provisions  of
          Article VII, or the provisions of Section 10.1(a), 10.1(i), 10.1(j), or 10.1(k) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions; and

     (b)  in the event  that any  termination  is based upon the  provisions  of
          Section 10.1(c) or 10.1(d) of this Agreement, the prior written notice shall be given at least ninety (90) days before the effective date of termination.

     10.4. EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement, the Company and INVESCO shall at the option of the Insurance Company, continue to make available additional shares of the Company pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement ("Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Company, redeem investments in the Company and/or invest in the Company upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.4 shall not apply to any terminations under Article VII and the effect of Article VII terminations shall be governed by Article VII of this Agreement.

     10.5. The Insurance Company shall not redeem Company shares attributable to the Contracts (as opposed to Company shares attributable to the Insurance
Company's  assets held in the  Account)  except (i) as  necessary  to  implement
Contract-owner-initiated transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (a "Legally Required Redemption"). Upon request, the Insurance Company will promptly furnish to the Company and INVESCO the opinion of counsel for the Insurance Company (which counsel shall be reasonably satisfactory to the Company and INVESCO) to the effect that any redemption pursuant to clause
(ii)above is a Legally Required Redemption.

ARTICLE XI. NOTICES.

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of that other party set forth below or at such other address as the other party may from time to time specify in writing.

If to the Company:
  P.O. Box 173706
  Denver, Colorado 80217-3706
  Attention: General Counsel

If to the Insurance Company:
 700 Karnes Blvd.
 Kansas City, Missouri 64108
 Attention: __________________

If to INVESCO:
  P.O. Box 173706
  Denver, Colorado 80217-3706
  Attention: General Counsel


ARTICLE XII. MISCELLANEOUS

     12.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party unless and until that information may come into the public domain.

     12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the NASD and state insurance regulators) and shall permit those authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     12.6. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.7. No party may assign this Agreement without the prior written consent of the others.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

      Insurance Company:
      BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
      By its authorized officer,

SEAL  By:__________________________
      Title:_______________________
      Date:________________________


      Company:

      INVESCO VARIABLE INVESTMENT FUNDS, INC.
      By its authorized officer,

SEAL  By:___________________________
      Title:________________________
      Date:_________________________


      INVESCO:

      INVESCO FUNDS GROUP, INC.
      By its authorized officer,

SEAL  By:___________________________
      Title:________________________
      Date:_________________________



                                 SCHEDULE A

                                 CONTRACTS

1.  Contract Form________________________


                                 SCHEDULE B

                                 ACCOUNTS


Name of Account                 Date of Resolution of Insurance Company's
                                Board which Established the Account


                                 SCHEDULE C

PERSONS AUTHORIZED TO GIVE INSTRUCTIONS TO THE COMPANY AND INVESCO



NAME                                 ADDRESS AND PHONE NUMBER

(1)______________________________  ____________________________
   Print or Type Name

   ______________________________  Phone:______________________
   Signature

(2)______________________________  ____________________________
   Print or Type Name

   ______________________________  Phone:______________________
   Signature

(3)______________________________  ____________________________
   Print or Type Name

   ______________________________  Phone:______________________
   Signature

(4)______________________________  ____________________________
   Print or Type Name

   ______________________________  Phone:______________________
   Signature




                                 SCHEDULE D

                          PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Company by INVESCO, the Company and the Insurance Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Insurance Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Insurance Company by INVESCO as early as possible before the date set by the Company for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time INVESCO will inform the Insurance Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Insurance Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts of the Record Date.



Note:The number of proxy statements is determined by the activities described in Step #2. The Insurance Company will use its best efforts to call in the number of Customers to INVESCO, as soon as possible, but no later than one week after the Record Date.

3. The Company's Annual Report must be sent to each Customer by the Insurance Company either before or together with the Customers' receipt of a proxy statement. INVESCO will provide at least one copy of the last Annual Report to the Insurance Company.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Insurance Company by the Company. The Insurance Company, at its expense, shall produce and personalize the Voting Instruction cards. The Legal Department of INVESCO ("INVESCO Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

     a. name (legal name as found on account registration)
     b. address
     c. Fund or account number
     d. coding to state number of units
     e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Company).

     (This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, INVESCO Legal will develop, produce, and the Company will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Insurance Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to customers by Insurance Company will include:

     a.   Voting Instruction Card(s)

     b.   One proxy notice and statement (one document)

     c. Return envelope (postage pre-paid by Insurance Company) addressed to the Insurance Company or its tabulation agent

     d. "Urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Company.)

     e. Cover letter - optional, supplied by Insurance Company and reviewed and approved in advance by INVESCO Legal.

6. The above contents should be received by the Insurance Company approximately 3-5 business days before mail date. Individual in charge at Insurance Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to INVESCO Legal.

7.   Package mailed by the Insurance Company.
     * The Company must allow at least a 15-day solicitation time to the Insurance Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note:Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure.

9. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to the Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Such mutilated or illegible Cards are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

10. There are various control procedures used to ensure proper tabulation of votes and accuracy of the tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

11. The actual tabulation of votes is done in units which are then converted to shares. (It is very important that the Company receives the tabulations stated in terms of a percentage and the number of shares.) INVESCO Legal must review and approve tabulation format.

12. Final tabulation in shares is verbally given by the Insurance Company to INVESCO Legal on the morning of the meeting not later than 10:00 a.m. Denver time. INVESCO Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

13. A Certificate of Mailing and Authorization to Vote Shares will be required from the Insurance Company as well as an original copy of the final vote. INVESCO Legal will provided a standard form for each Certification.

14. The Insurance Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, INVESCO Legal will be permitted reasonable access to such Cards.

15. All approvals and "signing-off" may be done orally, but must always be followed up in writing.